UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 – April 30, 2013

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2013
Vanguard Selected Value Fund

> For the six months ended April 30, 2013, Vanguard Selected Value Fund returned about 16%.

> The fund’s result trailed the return of its benchmark index and the average return of mid-capitalization value funds.

> The fund’s substantial cash position and setbacks for holdings in the financial sector hurt relative performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Agreements.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard Selected Value Fund	16.46%
Russell Midcap Value Index	19.89
Mid-Cap Value Funds Average	18.71
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$21.01	$23.96	$0.440	$0.000

1

Chairman’s Letter

Dear Shareholder,

As the broad stock market continued its energetic rise over the six months ended April 30, 2013, mid-capitalization value stocks fared especially well. Vanguard Selected Value Fund returned 16.46%, trailing both its benchmark, the Russell Midcap Value Index, and the average return of its peers.

Mid-cap and small-cap stocks often outshine their larger counterparts in buoyant markets, when investors seem more willing to accept the risks of owning companies outside the large-cap realm.

In this period, however, Selected Value’s substantial cash position created a drag on performance, as did lackluster returns for the fund’s credit-card stocks. The advisors had success, though, with their choices in the consumer discretionary sector, especially apparel makers.

The stock rally persisted, but not without challenges
Global stocks delivered a vigorous performance, advancing in five of the six months ended April 30. U.S. equities finished with a strong return of about 15% for the half year.

The S&P 500 Index closed April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% for the six months, helped by strength in Japan.

2

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low
Bonds, after sputtering for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, aided by a 1.0% return in April. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, a couple of ticks below its starting level of 1.69%, and lower still than the 1.85% it registered at the end of March. (Bond yields and prices move in opposite directions.)

Municipal bonds returned closer to 2%, with more than half the gain coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a May 1 statement, the Fed said it would keep buying $85 billion a month in U.S. Treasury bonds and mortgage-backed securities until the job market improves substantially.

Market Barometer

			Total Returns
		Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

3

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

The fund’s strategy can lead to divergence from the benchmark
The two advisors that manage Vanguard Selected Value Fund seek to invest in midsize companies that they believe are significantly undervalued and have attractive long-term earnings potential. The advisors maintain a relatively concentrated portfolio, viewing that approach as an opportunity to home in on their best investment ideas. (The fund held fewer than 70 stocks at the end of the period, compared with more than 500 in its benchmark index.)

Such concentrated exposure means that the fund’s returns will often diverge from the benchmark’s. Over the long term, we believe the advisors’ strategy can lead to outperformance, but volatility and some periods of underperformance are inevitable.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.38%	1.31%

The fund expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Mid-Cap Value Funds.

4

As I mentioned, the fund’s low-yielding cash holdings were a drag on returns in a rallying stock market. Results were disappointing in financials, especially among credit-card issuers, whose stocks had previously performed well but lagged the broader market in this half year. The energy sector was a weak spot as well, hurt as much by what the fund didn’t own as what it did. For example, the fund missed out on strong returns for a few oil and gas storage companies that were represented in the benchmark.

On the whole, however, the fund’s results were solid. Seven of the nine industry sectors it invests in had double-digit returns. Consumer discretionary was among the standouts, as declining cotton costs led to improved profitability for apparel makers. The fund’s largest sector return (about 27%) came from its information technology holdings, which accounted for about 9% of fund assets, on average, during the period. Semiconductor stocks led the advance, benefiting from investors’ hopes for rising demand.

You can find more information on the fund’s positioning and performance for the period in the Advisors’ Report that follows this letter.

The wisdom of rebalancing holds true as stocks climb
More than four years have passed since the U.S. stock markets began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013, a cumulative total return of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors with the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

5

I realize it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different from—and potentially riskier than—what he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2013

6

Advisors’ Report

For the six months ended April 30, 2013, Vanguard Selected Value Fund returned 16.46%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 21, 2013.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	72	3,812	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	23	1,219	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	5	238	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:
James P. Barrow, Executive Director

Mark Giambrone, Managing Director

Over the last six months, we have seen a significant rise in the stock market amid more evidence that the U.S. housing market is improving. The housing recovery is particularly important to expectations that the U.S. economy will continue its modest improvement and consumer sentiment and confidence will keep strengthening. For the period, the market and the fund had strong absolute returns.

During a market rally, the smallest, most distressed, or least profitable companies tend to lead. Our portfolio will typically lag initially, then catch up as time goes on and the market once again focuses on solid fundamentals, good valuations, cash flows, and healthy, growing dividend yields. We believe it is well-positioned for a modest and consistent improvement in the economy.

Accordingly, we are overweighted in industrials, health care, and consumer discretionary stocks and have a large weighting in financials. Our holdings in all of these segments have the strong characteristics mentioned above. Also consistent with our strategy, we are underweighted in telecommunication services, utilities, materials, and information technology. We believe that traditionally high-yielding stocks such as utilities and real estate investment trusts

(REITs) have had significant runs because interest rates have remained low, and that they will not continue to provide historical levels of valuation upside or absolute dividend yield.

We believe we have a portfolio of significantly undervalued companies that should perform well over time or be acquired by buyers who recognize their value. Although our holdings experienced no mergers or acquisitions in this period, we have seen many since the fund’s inception. Given the health of corporate balance sheets, considerable free cash flow being generated by most companies, and low returns on cash holdings, we expect this type of activity to continue. Mergers and acquisitions can be a controlled way to expand a business and add to the bottom line.

Donald Smith & Co., Inc.

Portfolio Managers:
Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

The portfolio at the end of April met our investment criteria by containing a concentrated group of stocks with low price-to-tangible-book value and attractive long-term earnings potential. The portfolio currently sells at 97% of tangible book value and 8.9 times our estimate of normalized earnings. In contrast, the Standard & Poor’s 500 Index sells at about 470% of tangible book value and 17.7 times normalized earnings.

8

Micron Technology (73.6%) was the largest contributor to performance. Consolidation of the semiconductor memory business has helped lead to an industry structure with few sellers, limited supply growth, and enhanced pricing power. A similar trend has occurred in the airline industry: After the merger of US Airways Group and American Airlines parent company AMR, the four top airlines will control 87% of seating capacity. The three airline stocks in our portfolio—Southwest Airlines, JetBlue Airways, and Air France-KLM—all did well during the half year.

The insurance companies we hold—American National, CNA Financial, Everest Re, Unum, and XL Group—have benefited from increasing rates. Industry underwriting capacity has been affected by large disasters (the Japan earthquake and Hurricane Sandy, for example) and by managements’ preference for growing book value per share through stock buybacks at discounted prices.

The notable losers for the period were precious metals stocks. Despite performing well previously, Yamana Gold (–39.1%) was the largest detractor, and we scaled back our position. We sold NV Energy after its stock substantially appreciated. For the same reason, we reduced our holdings in CNA, Dillard’s, and Royal Caribbean.

We initiated investments in AerCap Holdings, a large global aircraft lessor, and Coeur d’Alene Mines, one of the world’s top miners of silver and gold. We purchased AerCap Holdings’ stock at 83% of tangible book value. Third-party appraisals of its fleet indicated its book value is undervalued by at least 10%. In the past two years, a shareholder-friendly management has been purchasing outstanding shares.

Coeur d’Alene Mines owns a geographically diverse portfolio in generally mining-friendly countries such as the United States and Mexico. A strong balance sheet—more cash than debt—will allow the company to survive the depressed pricing environment for precious metals and to buy back stock at attractive prices. We purchased it at 73% of tangible book value. We also increased our holdings in Southwest Airlines, Nabors Industries, Unum, WPX Energy, and XL Group.

Insurance remains our largest industry weighting, at 22.3% of the portfolio. As we mentioned, most insurers continue to repurchase stock at discounts to book value; coupled with rate increases, this should lead to higher earnings per share. Airlines are our second-largest position, constituting 18.8% of our holdings. In addition to industry consolidation, lower energy costs could provide an earnings boost. The technology sector (15.6%) has generally lagged over the past few years; it probably stands to benefit most from a worldwide economic recovery. Finally, the sharp underperformance of precious metals stocks relative to the underlying prices has created a potentially fertile area of growth. We expect to continue adding to our holdings in gold and silver mining companies.

9

Selected Value Fund

Fund Profile
As of April 30, 2013

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	63	565	3,587
Median Market Cap	$9.2B	$8.9B	$40.7B
Price/Earnings Ratio	17.6x	19.4x	18.1x
Price/Book Ratio	1.6x	1.7x	2.3x
Return on Equity	10.0%	8.2%	16.6%
Earnings Growth Rate	4.9%	3.8%	9.7%
Dividend Yield	2.4%	2.0%	2.0%
Foreign Holdings	4.5%	0.0%	0.0%
Turnover Rate
(Annualized)	29%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.38%	—	—
30-Day SEC Yield	1.76%	—	—
Short-Term Reserves	6.1%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	17.2%	9.5%	12.6%
Consumer Staples	4.2	4.9	9.6
Energy	4.4	8.8	9.8
Financials	26.2	31.0	17.5
Health Care	9.6	7.2	12.3
Industrials	17.6	10.9	10.8
Information Technology	10.7	10.1	17.2
Materials	3.9	5.6	3.8
Telecommunication
Services	0.1	1.4	2.7
Utilities	6.1	10.6	3.7

Volatility Measures
		DJ U.S.
	Russell	Total
	Midcap	Market
	Value	FA
	Index	Index
R-Squared	0.98	0.97
Beta	0.93	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
XL Group plc Class A	Property & Casualty
	Insurance	3.3%
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	3.2
Omnicare Inc.	Health Care Services	2.3
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.3
Pentair Ltd.	Industrial Machinery	2.3
CA Inc.	Systems Software	2.2
Micron Technology Inc.	Semiconductors	2.2
Cardinal Health Inc.	Health Care
	Distributors	2.2
Rockwood Holdings Inc.	Specialty Chemicals	2.2
Fifth Third Bancorp	Regional Banks	2.1
Top Ten		24.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratio was 0.40%.

10

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2002, Through April 30, 2013

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	17.61%	9.22%	12.14%

See Financial Highlights for dividend and capital gains information.

11

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (88.7%)[1]
Consumer Discretionary (15.4%)
Royal Caribbean
Cruises Ltd.	4,659,119	170,198
* Hanesbrands Inc.	2,395,600	120,163
Delphi Automotive plc	2,404,700	111,121
International Game
Technology	6,108,000	103,530
L Brands Inc.	1,940,700	97,831
Newell Rubbermaid Inc.	2,573,200	67,778
Hasbro Inc.	1,227,800	58,161
Rent-A-Center Inc.	1,480,017	51,697
Dillard’s Inc. Class A	411,734	33,931
		814,410
Consumer Staples (3.4%)
Lorillard Inc.	2,164,800	92,848
Reynolds American Inc.	1,816,200	86,124
		178,972
Energy (3.7%)
Seadrill Ltd.	2,427,000	93,415
Golar LNG Ltd.	1,401,647	46,843
* WPX Energy Inc.	2,092,497	32,706
Nabors Industries Ltd.	735,000	10,871
Valero Energy Corp.	200,500	8,084
*,^ Overseas Shipholding
Group Inc.	472,900	1,570
		193,489
Financials (23.7%)
XL Group plc Class A	5,650,581	175,959
Fifth Third Bancorp	6,610,600	112,578
Discover Financial
Services	2,401,500	105,042
New York Community
Bancorp Inc.	7,110,600	96,349
Capital One
Financial Corp.	1,651,700	95,435

			Market
			Value
		Shares	($000)
	SLM Corp.	4,618,000	95,362
	CNA Financial Corp.	2,730,982	92,061
	Willis Group Holdings plc	2,205,700	87,522
	Ameriprise Financial Inc.	1,088,100	81,096
	People’s United
	Financial Inc.	5,520,200	72,646
	First Niagara Financial
	Group Inc.	6,149,800	58,485
	Chubb Corp.	639,200	56,294
	Unum Group	1,990,890	55,526
	Everest Re Group Ltd.	357,437	48,250
	American National
	Insurance Co.	164,858	15,502
			1,248,107
Health Care (8.4%)
	Omnicare Inc.	2,785,900	121,939
	Cardinal Health Inc.	2,601,100	115,021
	Cigna Corp.	1,692,600	111,999
	St. Jude Medical Inc.	2,240,000	92,333
			441,292
Industrials (16.0%)
	Pentair Ltd.	2,188,900	118,967
	Eaton Corp. plc	1,675,300	102,880
	Stanley Black &
	Decker Inc.	1,249,100	93,445
	SPX Corp.	1,203,100	89,643
	Southwest Airlines Co.	6,493,030	88,955
	Masco Corp.	3,807,400	74,016
*	Air France-KLM ADR	5,177,864	52,763
*	JetBlue Airways Corp.	7,389,729	50,915
	L-3 Communications
	Holdings Inc.	544,100	44,208
*	AerCap Holdings NV	2,322,811	36,863
	ITT Corp.	1,330,400	36,719
	Xylem Inc.	955,900	26,526
	Exelis Inc.	2,278,100	25,446
			841,346

12

Selected Value Fund

			Market
			Value
		Shares	($000)
Information Technology (9.2%)
	CA Inc.	4,389,300	118,379
*	Micron Technology Inc.	12,321,916	116,073
	Molex Inc.	3,308,900	91,226
	Total System
	Services Inc.	3,594,800	84,909
*	Ingram Micro Inc.	4,190,311	74,630
			485,217
Materials (3.4%)
	Rockwood Holdings Inc.	1,753,487	113,784
	Yamana Gold Inc.	4,449,246	54,726
*	Coeur d’Alene Mines Corp.	825,000	12,573
			181,083
Utilities (5.5%)
	CenterPoint Energy Inc.	2,921,900	72,112
	Xcel Energy Inc.	1,929,600	61,342
	Pinnacle West
	Capital Corp.	886,500	53,988
	Exelon Corp.	1,113,003	41,749
	ONEOK Inc.	768,900	39,491
	NRG Energy Inc.	796,234	22,191
			290,873
Total Common Stocks
(Cost $3,364,619)			4,674,789
Temporary Cash Investments (10.6%)[1]
Money Market Fund (10.4%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.142%	544,879,042	544,879

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Fannie Mae Discount Notes,
	0.120%, 6/5/13	3,200	3,199
[4,5]	Fannie Mae Discount Notes,
	0.120%, 6/24/13	2,000	1,999
4	Fannie Mae Discount Notes,
	0.085%, 8/21/13	2,500	2,499
[4,5]	Fannie Mae Discount Notes,
	0.120%, 9/3/13	1,000	999
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.115%, 6/5/13	1,000	1,000
[4,5]	Freddie Mac Discount Notes,
	0.120%, 9/4/13	700	700
[4,5]	Freddie Mac Discount Notes,
	0.130%, 9/16/13	500	500
			10,896
Total Temporary Cash Investments
(Cost $555,777)			555,775
Total Investments (99.3%)
(Cost $3,920,396)			5,230,564
Other Assets and Liabilities (0.7%)
Other Assets			54,930
Liabilities[3]			(16,522)
			38,408
Net Assets (100%)
Applicable to 219,935,946 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			5,268,972
Net Asset Value Per Share			$23.96

13

Selected Value Fund

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,858,743
Undistributed Net Investment Income	12,652
Accumulated Net Realized Gains	81,809
Unrealized Appreciation (Depreciation)
Investment Securities	1,310,168
Futures Contracts	5,600
Net Assets	5,268,972

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $93,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 93.2% and 6.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $112,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $8,000,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1]	53,429
Interest[2]	388
Security Lending	324
Total Income	54,141
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,176
Performance Adjustment	(246)
The Vanguard Group—Note C
Management and Administrative	3,959
Marketing and Distribution	426
Custodian Fees	23
Shareholders’ Reports	14
Trustees’ Fees and Expenses	7
Total Expenses	9,359
Expenses Paid Indirectly	(59)
Net Expenses	9,300
Net Investment Income	44,841
Realized Net Gain (Loss)
Investment Securities Sold	136,439
Futures Contracts	14,991
Realized Net Gain (Loss)	151,430
Change in Unrealized Appreciation (Depreciation)
Investment Securities	517,119
Futures Contracts	8,764
Change in Unrealized Appreciation (Depreciation)	525,883
Net Increase (Decrease) in Net Assets Resulting from Operations	722,154
1 Dividends are net of foreign withholding taxes of $123,000.
2 Interest income from an affiliated company of the fund was $383,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,841	82,804
Realized Net Gain (Loss)	151,430	233,261
Change in Unrealized Appreciation (Depreciation)	525,883	208,484
Net Increase (Decrease) in Net Assets Resulting from Operations	722,154	524,549
Distributions
Net Investment Income	(90,598)	(67,422)
Realized Capital Gain	—	—
Total Distributions	(90,598)	(67,422)
Capital Share Transactions
Issued	541,427	541,729
Issued in Lieu of Cash Distributions	81,500	60,262
Redeemed[1]	(322,636)	(678,320)
Net Increase (Decrease) from Capital Share Transactions	300,291	(76,329)
Total Increase (Decrease)	931,847	380,798
Net Assets
Beginning of Period	4,337,125	3,956,327
End of Period[2]	5,268,972	4,337,125
1 Net of redemption fees for fiscal 2012 of $177,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $12,652,000 and $58,409,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.01	$18.81	$17.73	$14.78	$12.48	$22.11
Investment Operations
Net Investment Income	. 215	. 405	. 334	. 250	. 254	. 390[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.175	2.122	1.037	2.941	2.463	(8.100)
Total from Investment Operations	3.390	2.527	1.371	3.191	2.717	(7.710)
Distributions
Dividends from Net Investment Income	(. 440)	(. 327)	(. 291)	(. 241)	(. 417)	(. 370)
Distributions from Realized Capital Gains —		—	—	—	—	(1.550)
Total Distributions	(. 440)	(. 327)	(. 291)	(. 241)	(. 417)	(1.920)
Net Asset Value, End of Period	$23.96	$21.01	$18.81	$17.73	$14.78	$12.48

Total Return[2]	16.46%	13.64%	7.74%	21.75%	22.77%	-37.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,269	$4,337	$3,956	$3,639	$2,851	$2,422
Ratio of Total Expenses to
Average Net Assets[3]	0.40%	0.38%	0.45%	0.47%	0.52%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.00%	1.74%	1.52%	1.93%	2.21%
Portfolio Turnover Rate	29%	18%	25%	22%	30%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), 0.04%, 0.05%, 0.05%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned

18

Selected Value Fund

securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a decrease of $246,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $644,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2013, these arrangements reduced the fund’s expenses by $59,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

19

Selected Value Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,674,789	—	—
Temporary Cash Investments	544,879	10,896	—
Futures Contracts—Assets[1]	582	—	—
Total	5,220,250	10,896	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2013	300	119,415	3,143
E-mini S&P 500 Index	June 2013	1,450	115,435	2,457

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $72,182,000 to offset future net capital gains of $49,688,000 through October 31, 2017, and $22,494,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2013, the cost of investment securities for tax purposes was $3,920,396,000. Net unrealized appreciation of investment securities for tax purposes was $1,310,168,000, consisting of unrealized gains of $1,389,792,000 on securities that had risen in value since their purchase and $79,624,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2013, the fund purchased $702,719,000 of investment securities and sold $621,541,000 of investment securities, other than temporary cash investments.

20

Selected Value Fund

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2013	October 31, 2012
	Shares	Shares
	(000)	(000)
Issued	24,198	27,462
Issued in Lieu of Cash Distributions	3,922	3,211
Redeemed	(14,654)	(34,501)
Net Increase (Decrease) in Shares Outstanding	13,466	(3,828)

J. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,164.56	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), and Donald Smith & Co., Inc. (Donald Smith & Co.). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book-value ratios, and above-average current yields. Barrow Hanley has advised the fund since its inception in 1996.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios and employs a strictly bottom-up approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible book value. Donald Smith & Co. looks for companies in the bottom decile of price-to-tangible-book ratios that have a positive outlook for earnings potential over the next two to four years. Donald Smith & Co. has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley and Donald Smith & Co. in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

24

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley and Donald Smith & Co. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q9342 062013

Semiannual Report | April 30, 2013
Vanguard Mid-Cap Growth Fund

> For the six months ended April 30, 2013, Vanguard Mid-Cap Growth Fund returned nearly 15%, behind its benchmark index but a shade ahead of the average return of its peers.

> Mid-capitalization stocks outperformed both large- and small-caps; value stocks trumped growth.

> Industrial stocks were among the fund’s top performers, but consumer discretionary and health care holdings restrained relative returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard Mid-Cap Growth Fund	14.92%
Russell Midcap Growth Index	17.75
Mid-Cap Growth Funds Average	14.74
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$20.95	$22.68	$0.075	$1.168

1

Chairman’s Letter

Dear Shareholder,

As the broad stock market continued its rally over the six months ended April 30, 2013, mid-capitalization growth stocks benefited more from their size than their style. Mid-cap equities led their large-and small-cap counterparts, but growth stocks lagged value. Vanguard Mid-Cap Growth Fund returned almost 15%, behind its benchmark, the Russell Midcap Growth Index, and a bit ahead of the average return of its peers.

Industrial stocks contributed the most to the fund’s result; holdings in consumer staples also provided a lift. Subpar stock selection in the consumer discretionary and health care sectors held back relative results.

The stock rally persisted, but not without challenges
Global stocks delivered a vigorous performance, recording gains in five of the six months ended April 30. U.S. equities finished with a strong return of about 15% for the half year.

The S&P 500 Index closed April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% for the six months, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of

2

growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low
After sputtering for most of the half year, bonds finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, boosted by April’s 1.0% return. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, a couple of ticks below its starting level of 1.69%, and lower still than the 1.85% it registered at the end of March. (Bond yields and prices move in opposite directions.)

Municipal bonds returned closer to 2%, with more than half the gains coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a May 1 statement, the Fed said it would continue buying $85 billion a month in U.S. Treasury bonds and mortgage-backed securities until the job market improves substantially.

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate growth may have, in effect, pulled what would have been future investment gains into

Market Barometer

			Total Returns
		Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

3

the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

Pockets of underperformance, but positive overall results
Vanguard Mid-Cap Growth Fund’s two advisors seek to invest in high-quality, midsize companies with growth prospects that exceed that of the Russell Midcap Growth Index. Traditionally, the fund has concentrated on four or five sectors. Over the half year, more than 85% of its assets were held in consumer discretionary, information technology, industrial, financial, and health care stocks.

Industrials loomed tallest among this quintet; the fund’s holdings in the car and equipment rental and leasing business were top contributors within the sector. Share prices rose on both mergers and acquisitions activity and on expectations that the improving economy would lead to increased summer travel.

Although consumer staples was one of the fund’s smallest sectors, with an average of about 5% of assets during the period, the advisors’ stock choices boosted performance. The fund’s holdings climbed about 46%, about twice as much as their counterparts in the benchmark. Green Mountain Coffee Roasters helped

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.54%	1.35%

The fund expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratio was 0.53%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Mid-Cap Growth Funds.

4

most, gaining more than 137%. The company continues to lead the premium single-serve coffee business.

The fund also benefited from some of its holdings in the consumer discretionary sector, which accounted for an average of about 22% of assets during the period. Restaurants, hotels, and casinos did well. However, relative performance was hampered by inferior stock choices in the specialty retail category (especially automotive parts and sporting goods) and by missed opportunities in broadcasting and cable.

A similar trend played out in the financial, information technology, and health care sectors. All three generated positive returns—at or near double-digits—but lagged their benchmark counterparts. The shortfall was most noticeable in health care’s biotechnology segment, where the fund lacked exposure to the group’s leaders. Within technology and financials, holdings in software and commercial banks also curbed results.

Please read the Advisors’ Report that follows this letter for more information about the fund’s performance and portfolio positioning.

As stock markets climb, remember to rebalance
More than four years have passed since the U.S. stock markets began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013—a cumulative total return of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted several years ago. And investors who have had the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as it is in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

5

I realize that it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio with an asset mix that’s very different from—and potentially more risky than—the one he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2013

6

Advisors’ Report

During the six months ended April 30, 2013, Vanguard Mid-Cap Growth Fund returned 14.92%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 20, 2013.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	48	1,205	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair & Company, L.L.C.	48	1,195	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	4	99	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

The investment environment proved resilient as equity indexes rose, some to prerecession levels or higher. This advance was supported by continuing signs of economic recovery in employment and housing data. During the half year, corporate profitability appeared more robust than underlying sales growth, and Federal Reserve actions continued to support the market.

The pace and strength of this economic recovery are entangled with political developments around the globe, and this remains a pervasive concern for financial markets. Accordingly, we are navigating these uncertain times with a portfolio focused on mid-cap companies demonstrating above-average growth potential supported by good products and expanding markets. This approach leads to decisions that steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successfully executing growth-oriented business plans.

Stock selection was, on the whole, successful within our top-performing sectors: financials, industrials, and consumer discretionary. Hertz Global Holdings benefited from a stronger earnings outlook driven by solid expense management and pricing discipline. These developments followed improved internal execution and the company’s acquisition of Dollar Thrifty Automotive Group. Manufacturer B/E Aerospace’s investments in research and development helped the company increase its shares of the wide- and narrow-body aircraft markets.

Fuel card provider FleetCor Technologies successfully executed its plans to sell higher levels of service to clients and extend its geographic reach, leading to earnings outperformance and raised guidance. Global advertising agency Interpublic Group improved top-line execution and expanded margins after two years of material client losses. Apparel company Hanesbrands captured market share and improved margins after key innovations increased sales and distribution. Deflationary cotton prices and free cash flow generation helped as well.

The portfolio also benefited from holdings in Cabot Oil & Gas, where price appreciation was driven by strong production growth, margin expansion, and disciplined cost control aided by higher commodity prices. Southeast regional bank Regions Financial gained strength from improved credit quality and cost management. Lastly, as the outlook for a freight-related rebound improved, Genesee & Wyoming, a U.S. short-line railroad operator and Australian regional rail provider, performed well following its acquisition of RailAmerica.

8

Technology and consumer staples holdings were the biggest detractors from performance. TIBCO Software reported poor results related to large-deal weakness, reduced federal spending, and bad sales execution; it also continued to struggle with an internal sales management change. Data warehouse and analytics provider Teradata suffered from softer organic revenue growth and margin pressure as macroeconomic factors delayed customers’ decision-making.

Riverbed Technology, a provider of wide area network (WAN) optimization solutions, also detracted. Market saturation led to a slowdown in the company’s core market, and its acquisition of OPNET Technologies pushed down margins and failed to reignite growth as expected. In consumer discretionary, automotive parts and accessories retailer AutoZone, which experienced decelerating sales growth as demand waned during the mild winter season, also held back returns. An underweighted allocation to the consumer staples sector further hurt performance.

Humana, a managed-care organization, underestimated costs for new members and underpriced this business, triggering a lower earnings outlook. Medical technology company Volcano lowered its revenue guidance as the number of PCI (percutaneous coronary intervention) procedures performed in the United States declined.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

U.S. housing and employment data released over the past six months were encouraging as the gradual economic recovery continued. Global central bank policy and positive trends in capital spending, merger and acquisition activity, and early signs of improved asset flows into U.S. equity mutual funds all supported the stock market’s advance. Consumer staples, financials, and energy were among the best-performing sectors in the Russell Midcap Growth Index; information technology was the main standout on the downside. From a style perspective, the market exhibited a strong valuation sensitivity within the growth benchmark, and cheaper stocks strongly outperformed.

Performance was hurt by both stock selection and style factors, including the market’s preferences for more cyclical companies and cheaper stocks. Stock selection in consumer discretionary disappointed. Specialty mattress company Select Comfort announced weaker-than-expected sales attributed to poor media-buying execution. Dick’s Sporting Goods underperformed after management lowered forward earnings guidance because of higher investment spending plans. In health care, veterinary supply

9

and services company Idexx Laboratories lagged as it faced an increased price-to-earnings multiple and skepticism about 2013 growth.

On the upside, stock selection in consumer staples added most to relative performance. Single-serve beverage company Green Mountain Coffee Roasters was the top contributor, reporting strong sales and cash flow metrics and its new chief executive officer’s plan for future sales growth and cost improvements. Infant formula maker Mead Johnson Nutrition experienced a rebound in its Chinese business following a sluggish economy and an ill-timed price increase last year.

While most major equity market indexes have recently reached new all-time highs, risks remain. Continued fiscal debate in Washington, D.C.; unfolding effects of the U.S. tax increases and spending cuts; the health of European and emerging economies; and the threat of war all could affect the current positive sentiment.

Although monthly data can be volatile, the U.S. economy appears to be continuing the gradual improvement of the past four years. Encouraging data points on employment and, especially, housing drove the market in the first quarter and instilled confidence that the recovery is self-sustaining. And corporate balance sheets remain strong, giving companies the ability to invest or increase merger and acquisition activities, either of which would encourage the stock market.

In our opinion, with operating margins already high, investors are likely to gravitate to companies with idiosyncratic revenue or margin drivers. This is fundamental to our investment process. We continue to find good ideas across sectors, and we are confident in our portfolio of well-managed companies with solid competitive positions and stocks that are attractively valued in relation to the expected growth and consistency of their business.

10

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2013

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	115	461	3,587
Median Market Cap	$6.5B	$9.8B	$40.7B
Price/Earnings Ratio	22.9x	24.3x	18.1x
Price/Book Ratio	3.5x	4.9x	2.3x
Return on Equity	16.0%	19.1%	16.6%
Earnings Growth Rate	17.4%	14.2%	9.7%
Dividend Yield	0.6%	1.1%	2.0%
Foreign Holdings	0.4%	0.0%	0.0%
Turnover Rate
(Annualized)	85%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.54%	—	—
30-Day SEC Yield	0.09%	—	—
Short-Term Reserves	2.4%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	24.3%	25.4%	12.6%
Consumer Staples	3.3	8.1	9.6
Energy	5.7	5.5	9.8
Financials	14.1	8.4	17.5
Health Care	12.3	13.1	12.3
Industrials	19.9	15.1	10.8
Information Technology	17.5	15.7	17.2
Materials	1.7	6.2	3.8
Telecommunication
Services	1.0	1.8	2.7
Utilities	0.2	0.7	3.7

Volatility Measures
		DJ U.S.
	Russell	Total
	Midcap	Market
	Growth	FA
	Index	Index
R-Squared	0.97	0.92
Beta	0.94	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Dick's Sporting Goods
Inc.	Specialty Stores	2.3%
Amphenol Corp. Class A	Electronic
	Components	2.0
Citrix Systems Inc.	Application Software	1.6
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.6
O'Reilly Automotive Inc.	Automotive Retail	1.6
Perrigo Co.	Pharmaceuticals	1.5
AMETEK Inc.	Electrical
	Components &
	Equipment	1.4
Stericycle Inc.	Environmental &
	Facilities Services	1.4
HMS Holdings Corp.	Health Care
	Technology	1.4
IDEXX Laboratories Inc.	Health Care
	Equipment	1.4
Top Ten		16.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratio was 0.53%.

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2002, Through April 30, 2013

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	11.41%	8.61%	11.48%

See Financial Highlights for dividend and capital gains information.

12

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.7%)[1]
Consumer Discretionary (23.1%)
	Dick’s Sporting
	Goods Inc.	1,183,845	56,943
*	O’Reilly Automotive Inc.	362,500	38,904
*	Dollar General Corp.	569,826	29,682
	Group 1 Automotive Inc.	456,160	27,589
*	Carter’s Inc.	414,025	27,073
*	Hanesbrands Inc.	526,520	26,410
*	Bed Bath & Beyond Inc.	366,200	25,195
	Harley-Davidson Inc.	452,500	24,729
	GNC Holdings Inc. Class A	526,875	23,883
	VF Corp.	133,850	23,855
	Wyndham Worldwide Corp.	366,475	22,018
	Interpublic Group of
	Cos. Inc.	1,415,955	19,597
*	Lululemon Athletica Inc.	245,200	18,667
*	Sally Beauty Holdings Inc.	619,920	18,635
	Domino’s Pizza Inc.	336,745	18,588
*	Select Comfort Corp.	826,860	17,546
	Six Flags
	Entertainment Corp.	232,025	16,908
*	Fossil Inc.	171,800	16,857
	Chico’s FAS Inc.	864,275	15,790
	Williams-Sonoma Inc.	280,700	15,068
	DR Horton Inc.	556,375	14,510
*	Chipotle Mexican Grill Inc.
	Class A	39,500	14,346
	Ralph Lauren Corp. Class A	78,530	14,260
*	Penn National Gaming Inc.	226,650	13,270
	Guess? Inc.	471,795	13,059
*	Pandora Media Inc.	696,700	9,705
	Harman International
	Industries Inc.	173,613	7,762
	Tractor Supply Co.	58,600	6,280
			577,129

			Market
			Value
		Shares	($000)
Consumer Staples (3.0%)
	Mead Johnson Nutrition Co.	394,100	31,958
*	Green Mountain Coffee
	Roasters Inc.	438,445	25,167
	McCormick & Co. Inc.	252,800	18,186
			75,311
Energy (5.2%)
*	Denbury Resources Inc.	1,973,200	35,301
*	Concho Resources Inc.	205,265	17,679
*	Cameron
	International Corp.	241,600	14,870
	Oceaneering
	International Inc.	196,325	13,776
*	Gulfport Energy Corp.	262,300	13,689
	Helmerich & Payne Inc.	218,200	12,791
	Cabot Oil & Gas Corp.	168,840	11,490
	Range Resources Corp.	150,800	11,087
			130,683
Exchange-Traded Fund (0.3%)
2	Vanguard Mid-Cap ETF	82,700	7,818

Financials (12.9%)
*	Affiliated Managers
	Group Inc.	251,285	39,120
	LPL Financial
	Holdings Inc.	1,016,963	35,146
*	Signature Bank	449,300	32,174
	Regions Financial Corp.	3,203,145	27,195
	Huntington
	Bancshares Inc.	3,667,800	26,298
*	IntercontinentalExchange
	Inc.	154,685	25,203
	T. Rowe Price Group Inc.	335,800	24,345
	First Republic Bank	617,500	23,453
	Zions Bancorporation	765,275	18,841
*	CIT Group Inc.	407,525	17,324

13

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
	Discover Financial Services	367,050	16,055
	XL Group plc Class A	502,720	15,655
	SEI Investments Co.	481,500	13,800
	Lazard Ltd. Class A	196,325	6,655
			321,264
Health Care (11.5%)
	Perrigo Co.	305,000	36,420
*	HMS Holdings Corp.	1,422,836	35,870
*	IDEXX Laboratories Inc.	406,455	35,752
*	Mettler-Toledo
	International Inc.	121,045	25,293
*	HealthSouth Corp.	887,331	24,401
*	MEDNAX Inc.	196,333	17,421
*	Covance Inc.	223,100	16,634
*	Mylan Inc.	571,145	16,626
*	Waters Corp.	173,730	16,053
*	Alexion
	Pharmaceuticals Inc.	130,875	12,826
	Cooper Cos. Inc.	116,012	12,808
*	Sirona Dental Systems Inc.	159,455	11,726
*	ICON plc	339,125	10,893
*	BioMarin
	Pharmaceutical Inc.	145,750	9,561
*	Akorn Inc.	395,646	5,954
			288,238
Industrials (18.8%)
	AMETEK Inc.	887,405	36,126
*	Stericycle Inc.	332,890	36,059
*	B/E Aerospace Inc.	562,230	35,274
*	Hertz Global Holdings Inc.	1,252,350	30,157
*	Clean Harbors Inc.	507,500	28,912
	Equifax Inc.	404,700	24,768
	TransDigm Group Inc.	163,700	24,031
	JB Hunt Transport
	Services Inc.	321,800	22,870
*	WESCO International Inc.	303,415	21,752
	Fastenal Co.	438,735	21,520
*	Old Dominion Freight
	Line Inc.	484,865	18,667
	Waste Connections Inc.	486,440	18,460
	Nordson Corp.	263,700	18,325
*	Jacobs Engineering
	Group Inc.	336,100	16,966
	Donaldson Co. Inc.	458,612	16,684
*	IHS Inc. Class A	160,550	15,642
*	Verisk Analytics Inc.
	Class A	242,835	14,883
	Actuant Corp. Class A	464,050	14,525
	Hubbell Inc. Class B	147,550	14,159
	West Corp.	669,726	14,064
*	Genesee & Wyoming Inc.
	Class A	163,620	13,941
	Graco Inc.	201,000	12,167
			469,952

			Market
			Value
		Shares	($000)
Information Technology (16.4%)
	Amphenol Corp. Class A	656,300	49,564
*	Citrix Systems Inc.	644,755	40,084
*	Trimble Navigation Ltd.	1,202,022	34,546
	Genpact Ltd.	1,563,422	29,080
*	Vantiv Inc. Class A	1,150,200	25,914
*	SolarWinds Inc.	357,000	18,153
*	FleetCor Technologies Inc.	235,073	18,077
*	VeriSign Inc.	389,900	17,963
*	CoStar Group Inc.	165,179	17,907
	FEI Co.	271,888	17,368
*	NCR Corp.	621,075	16,937
*	Guidewire Software Inc.	367,000	14,709
*	Semtech Corp.	452,150	14,501
*	ON Semiconductor Corp.	1,720,300	13,522
*	Akamai Technologies Inc.	302,000	13,261
*	PTC Inc.	550,305	13,213
	Intuit Inc.	200,640	11,966
*	Informatica Corp.	356,975	11,755
*	RealPage Inc.	510,973	10,424
	Linear Technology Corp.	252,850	9,229
*	TIBCO Software Inc.	369,420	7,170
*	Silicon Laboratories Inc.	139,264	5,530
			410,873
Materials (1.5%)
	Airgas Inc.	257,500	24,888
	Cytec Industries Inc.	156,400	11,395
			36,283
Telecommunication Services (1.0%)
*	SBA Communications Corp.
	Class A	309,200	24,424
Total Common Stocks
(Cost $1,842,155)			2,341,975
Temporary Cash Investments (6.0%)[1]
Money Market Fund (5.9%)
3	Vanguard Market
	Liquidity Fund,
	0.142%	146,257,084	146,257

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5]	Fannie Mae Discount Notes,
	0.120%, 6/5/13	2,800	2,799
[4,5]	Fannie Mae Discount Notes,
	0.110%, 8/21/13	500	500
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.120%,
	6/12/13	100	100

14

Mid-Cap Growth Fund

Face		Market
Amount		Value
($000)		($000)
[5,6] Federal Home Loan Bank
Discount Notes, 0.110%,
9/20/13	200	200
[4,5] Freddie Mac Discount
Notes, 0.115%, 5/21/13	100	100
		3,699
Total Temporary Cash Investments
(Cost $149,956)		149,956
Total Investments (99.7%)
(Cost $1,992,111)		2,491,931
Other Assets and Liabilities (0.3%)
Other Assets		23,015
Liabilities		(15,666)
		7,349
Net Assets (100%)
Applicable to 110,204,607 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,499,280
Net Asset Value Per Share		$22.68

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,888,749
Overdistributed Net Investment Income	(4,334)
Accumulated Net Realized Gains	112,782
Unrealized Appreciation (Depreciation)
Investment Securities	499,820
Futures Contracts	2,263
Net Assets	2,499,280

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 2.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $3,699,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1]	8,700
Interest[1]	115
Security Lending	249
Total Income	9,064
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,458
Performance Adjustment	431
The Vanguard Group—Note C
Management and Administrative	2,935
Marketing and Distribution	251
Custodian Fees	13
Shareholders’ Reports	11
Trustees’ Fees and Expenses	4
Total Expenses	6,103
Expenses Paid Indirectly	(52)
Net Expenses	6,051
Net Investment Income	3,013
Realized Net Gain (Loss)
Investment Securities Sold[1]	102,424
Futures Contracts	8,705
Realized Net Gain (Loss)	111,129
Change in Unrealized Appreciation (Depreciation)
Investment Securities	200,570
Futures Contracts	4,571
Change in Unrealized Appreciation (Depreciation)	205,141
Net Increase (Decrease) in Net Assets Resulting from Operations	319,283

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $97,000, $112,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,013	3,854
Realized Net Gain (Loss)	111,129	135,148
Change in Unrealized Appreciation (Depreciation)	205,141	47,454
Net Increase (Decrease) in Net Assets Resulting from Operations	319,283	186,456
Distributions
Net Investment Income	(7,620)	(2,808)
Realized Capital Gain[1]	(118,662)	(33,038)
Total Distributions	(126,282)	(35,846)
Capital Share Transactions
Issued	260,169	517,292
Issued in Lieu of Cash Distributions	122,777	34,905
Redeemed	(205,910)	(377,167)
Net Increase (Decrease) from Capital Share Transactions	177,036	175,030
Total Increase (Decrease)	370,037	325,640
Net Assets
Beginning of Period	2,129,243	1,803,603
End of Period[2]	2,499,280	2,129,243

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $32,409,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,334,000) and $273,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.95	$19.40	$17.54	$13.86	$11.82	$20.90
Investment Operations
Net Investment Income	. 033	. 041	. 040[1]	.001	.021[2]	.035
Net Realized and Unrealized Gain (Loss)
on Investments	2.940	1.892	1.840	3.697	2.059	(8.024)
Total from Investment Operations	2.973	1.933	1.880	3.698	2.080	(7.989)
Distributions
Dividends from Net Investment Income	(. 075)	(. 030)	(. 020)	(. 018)	(. 040)	(. 045)
Distributions from Realized Capital Gains	(1.168)	(. 353)	—	—	—	(1.046)
Total Distributions	(1.243)	(. 383)	(. 020)	(. 018)	(. 040)	(1.091)
Net Asset Value, End of Period	$22.68	$20.95	$19.40	$17.54	$13.86	$11.82

Total Return[3]	14.92%	10.24%	10.72%	26.70%	17.70%	-40.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,499	$2,129	$1,804	$1,562	$1,229	$881
Ratio of Total Expenses to
Average Net Assets[4]	0.53%	0.54%	0.53%	0.51%	0.60%	0.55%
Ratio of Net Investment Income to
Average Net Assets	0.26%	0.19%	0.20%[1]	0.00%	0.16%[2]	0.20%
Portfolio Turnover Rate	85%	97%	127%	88%	125%	85%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.01%, (0.01%), 0.02%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

Mid-Cap Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell Midcap Growth Index. The basic fee of Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $431,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $314,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2013, these arrangements reduced the fund’s expenses by $52,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

Mid-Cap Growth Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,341,975	—	—
Temporary Cash Investments	146,257	3,699	—
Futures Contracts—Assets[1]	733	—	—
Futures Contracts—Liabilities[1]	(20)	—	—
Total	2,488,945	3,699	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	June 2013	601	69,578	1,684
S&P 500 Index	June 2013	48	19,106	534
E-mini S&P 500 Index	June 2013	23	1,831	45

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2013, the cost of investment securities for tax purposes was $1,992,111,000. Net unrealized appreciation of investment securities for tax purposes was $499,820,000, consisting of unrealized gains of $512,733,000 on securities that had risen in value since their purchase and $12,913,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2013, the fund purchased $964,694,000 of investment securities and sold $929,945,000 of investment securities, other than temporary cash investments.

21

Mid-Cap Growth Fund

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2013	October 31, 2012
	Shares	Shares
	(000)	(000)
Issued	12,092	25,159
Issued in Lieu of Cash Distributions	6,078	1,898
Redeemed	(9,594)	(18,416)
Net Increase (Decrease) in Shares Outstanding	8,576	8,641

J. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,149.19	$2.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.17	2.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreements with Chartwell Investment Partners, L.P. (Chartwell), and William Blair & Company, L.L.C (William Blair & Company). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services, and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell. Founded in 1997, Chartwell has expertise in small- and mid-cap equity management. The firm employs a fundamental bottom-up strategy in seeking companies with superior growth potential that are trading at reasonable valuations. Chartwell uses a team approach to managing assets. The team invests in companies that have demonstrated strong earnings-per-share growth and have achieved strong competitive positions while serving a meaningful customer base. The team will invest opportunistically when stocks are attractively valued, yet it will concentrate holdings in those companies best positioned for rapid growth, all with an intermediate-term time horizon in mind. Chartwell has advised a portion of the fund since 2006.

William Blair & Company. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm. The firm’s investment process relies on thorough in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers a company’s leadership position within the market it serves, the quality of its products or services, its return on equity, its accounting policies, and the quality of the management team. William Blair & Company has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the fund’s performance since 2006 (when the advisors began managing the fund), including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

25

The board did not consider profitability of Chartwell and William Blair & Company in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Chartwell and William Blair & Company. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,
Inc., and of each of the investment companies served
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive
Chief Staff and Marketing Officer for North America
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and
services); Executive in Residence and 2010
Distinguished Minett Professor at the Rochester
Institute of Technology; Director of SPX Corporation
(multi-industry manufacturing), the United Way of
Rochester, Amerigroup Corporation (managed health
care), the University of Rochester Medical Center,
Monroe Community College Foundation, and North
Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
Principal Occupation(s) During the Past Five Years:
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for
Communication and the Graduate School of Education
of the University of Pennsylvania; Member of the
National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Vice President and Chief Global Diversity Officer
(retired 2008) and Member of the Executive
Committee (1997–2008) of Johnson & Johnson
(pharmaceuticals/medical devices/consumer
products); Director of Skytop Lodge Corporation
(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
for Talent Innovation; Member of the Advisory Board
of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2009) of Cummins
Inc. (industrial machinery); Chairman of the Board of
Hillenbrand, Inc. (specialized consumer services);
Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
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You can review and copy information about your fund at
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Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q3012 062013

Semiannual Report | April 30, 2013
Vanguard International ExplorerTM Fund

> For the six months ended April 30, 2013, Vanguard International Explorer Fund returned 15.18%, trailing the return of its benchmark index and the average return of peer funds.

> International stocks rose smartly, although not quite as strongly as U.S. equities.

> The fund’s holdings in developed Asian markets continued to underperform despite healthy gains.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard International Explorer Fund	15.18%
S&P EPAC SmallCap Index	17.31
International Small-Cap Funds Average	16.23
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$14.50	$16.25	$0.405	$0.000

Chairman’s Letter

Dear Shareholder,

International stocks—particularly those of smaller companies—advanced strongly over the six months ended April 30, 2013, thanks in large part to a sharp rebound in the Japanese market. Stocks in the more advanced Pacific region economies outpaced those of emerging markets and Europe’s developed markets.

Vanguard International Explorer Fund returned 15.18% for the six months. The fund trailed its benchmark index, the Standard & Poor’s EPAC (Europe Pacific Asia Composite) SmallCap Index, and the average return of its peers.

As was the case at the end of the fund’s fiscal year six months ago, European holdings were the best performers relative to the index, whereas holdings in developed Pacific markets, while returning about 18% during the most recent period, still underperformed the correlating stocks in the index.

The stock rally persisted, but not without challenges
Global stocks delivered a vigorous perfor mance, advancing in five of the six months ended April 30.

U.S. equities finished the half year with a robust return of about 15%. The Standard & Poor’s 500 Index closed April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% in aggregate for the six months, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of economic growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low
Bonds, after sputtering for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, following a 1.0% boost in April. The yield of the 10year U.S. Treasury note closed the period at 1.67%, a couple of ticks below its starting level of 1.69% and lower still than the 1.85% it registered at the end of March. (Bond yields and prices move in opposite directions.)

Municipal bonds delivered a return closer to 2%, with more than half the gain coming in April. The Federal Reserve’s target for shortterm interest rates remained pegged between 0% and

Market Barometer

			Total Returns
		Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

0.25%, which kept a firm leash on returns from money market and savings accounts. In a May 1 statement, the Fed said it would continue buying $85 billion in Treasury bonds and mortgagebacked securities each month until the job market improves substantially.

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate growth may have, in effect, pulled what would have been future investment gains into the present. The tradeoff, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

Japan’s booming market was a leading contributor
Vanguard International Explorer Fund earned strong returns in most markets during the six months; its holdings gained in 29 countries and retreated in only three. The Japanese stocks selected by the fund’s two advisors provided the largest contribution to returns. These stocks, accounting for about 18% of fund assets on average, returned about 23%. Results for U.S.based investors would have been even stronger if not for an 18% decline in the value of the Japanese yen.

The yen’s dramatic fall—which Japan hopes will boost the nation’s exportdriven economy by lowering the price

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.43%	1.55%

The fund expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: International Small-Cap Funds.

of its goods overseas—was part of the bullish storyline in Tokyo, as investor enthusiasm rose sharply after the election of a new government apparently determined to combat deflation and shake the country out of its long economic torpor. However, the fund’s Japanese portfolio trailed the overall Japanese small capitalization market by five percentage points of return as selections in the information technology and consumer discretionary sectors underperformed.

In the International Explorer Fund’s European portfolio—which made up more than half of fund assets, on

Investment insight
The difference between U.S. and non-U.S. returns is still meaningful
Stocks outside the United States have always performed differently from domestic stocks. As the accompanying chart shows, the difference between the two groups has lessened in recent years, even as each group takes a turn outperforming the other.

Despite the closer correlation recently, the returns of nonU.S. stocks remain different enough to offer a diversification benefit. That’s why we continue to suggest that investors consider allocating a portion of their stock assets to international markets, which collectively make up close to 55% of global market capitalization. Our research indicates that a 20% allocation to nonU.S. stocks may be a reasonable starting point for investors to consider in their stock portfolios. (For more insight, see Considerations for Investing in Non-U.S. Equities, available at vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI World Index ex USA from 1982 through 1987 and the MSCI All Country World Index ex USA thereafter. Data through December 31, 2012.

Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

average—outperforming stocks in Ireland, Sweden, and Italy helped the fund beat the aggregate return of the European smallcap market. The fund was underweighted in France and Switzerland, and its holdings in those countries were relative underperformers; otherwise it would have done even better in Europe against the index.

In emerging markets, International Explorer’s holdings came close to matching the return of their index counterparts. But the fund’s overall relative performance was hurt by its outsize exposure to emerging markets, which collectively rose much less than developed markets and thus served as a competitive hindrance. The fund’s strongest performers were in Indonesia, while stocks in Singapore and Brazil were notable detractors.

Looking across industries, all ten sectors gained ground, with eight of them posting returns of 10% or more for the fund. Nonetheless, outperformance in materials and financials wasn’t enough to offset underperformance in consumer discretionary and industrials.

For more information on the investment strategies and positioning of the fund’s two advisors, please see the Advisors’ Report that follows this letter.

The wisdom of rebalancing holds true as stocks climb
Since March 2009—the depths of the financial crisis—the MSCI All Country World Index ex USA has produced a cumulative total return of more than 100% for U.S.based investors. The U.S. stock market has done better still.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors with the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have participated in the rebound.

Discipline is just as important in good times as in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a longterm commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing—adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different from—and potentially riskier than—what he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 16, 2013

Advisors’ Report

For the six months ended April 30, 2013, Vanguard International Explorer Fund returned 15.18%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 20, 2013.

Schroder Investment Management North America Inc.

Portfolio Manager:
Matthew F. Dobbs
Head of Global Small Companies

International smallcap equities made progress over the sixmonth period, with the S&P EPAC SmallCap Index rising 17.31%. These stocks marginally outperformed those of larger companies, which rose 16.38% as represented by the S&P EPAC Large/MidCap Index. Vigorous indications of support for European peripheral markets from the European Central Bank calmed nerves around the Eurozone; accommodative monetary conditions elsewhere and generally

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	90	1,811	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	6	125	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	4	65	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

betterthanexpected economic data—particularly in the United States and China—helped as well.

In Japan, smaller companies underperformed larger ones but still offered among the best returns, fueled by a weak yen and the strong commitment by the newly elected government to support reflation using both fiscal and monetary measures. These factors have attracted strong inflows from international investors, even as investors within Japan have rediscovered an enthusiasm for domestic equities. Domestic stocks have led, with smallcap financials up almost 50% in U.S. dollar terms despite the yen’s 18% fall against the dollar.

Smallcaps in the United Kingdom, which had stellar returns over the previous 12 months, continued to do better than larger companies. The U.K. economy is still struggling, but the steady shift of activity from the public sector to the private is giving entrepreneurs opportunities in niche areas. In contrast, smaller companies underperformed marginally in the Pacific region excluding Japan, with smaller mining and materials stocks particularly out of favor.

Unfortunately, relative performance was unsatisfactory. The biggest single problem was Japan, where stock selection was the major disappointment. Shortfalls were spread across a range of sectors there, including industrials, information technology (Capcom, on disappointing product launches), health care (Tsumura), and materials (Kureha). The outstanding performance of Tokai Tokyo Financial was a notable exception and the biggest contributor to returns across the whole portfolio. More generally, this market phase has favored deep value, microcaps, and high financial leverage, and therefore has not been conducive to our quality growth bias.

Selection also fell short in the Pacific region excluding Japan and in emerging markets. Weak performers included Multi Commodity Exchange of India (on the deferral of deregulation moves); Iluka Resources and Whitehaven Coal, both of Australia (in line with general weakness among smaller resource stocks); Australia’s Ansell (disappointing results for the last six months of 2012); and Parkson Retail in China (slowing retail growth). These more than offset strong contributors such as Indonesia’s Ciputra Property and Matahari Department Store and India’s Idea Cellular.

Stock selection was positive in continental Europe, with the most notable contributions from financials (Azimut in Italy on strong business momentum, and Helvetia Holding in Switzerland on solid results), materials (Smurfit Kappa in Ireland on strong cash generation, and Clariant in Switzerland on greater clarity for investors about restructuring potential), and telecoms (Freenet in Germany). Key disappointments were in consumer cyclicals such as Germany’s Delticom (disappointing tire replacement cycles) and Tom Tailor (consolidation following previous strong performance).

The global equity rally over the past 18 months has been driven largely by an upward revaluing in markets rather than an overall improvement in earnings. This has in part been justified by the perceived reduction in “tail risks” (unexpected, significant risks) globally and, in particular, those associated with Europe. A consequence of the extraordinary monetary measures implemented by central banks has been to increase the attraction of equities versus cash and fixed interest investments. This trend may have further to go. But in our view, for markets to keep responding positively, an improvement in earnings is required against what remains a lackluster picture for global growth.

Given these macroeconomic challenges, our approach remains to try to seek out quality businesses with strong balance sheets, cash flows, and competitive positions. We also continue to favor smaller companies operating in fastergrowing countries or in growing niche businesses, or both.

Wellington Management Company, llp

Portfolio Manager:
Simon H. Thomas
Senior Vice President and Equity Portfolio Manager

International equities rose during the half year. Solid corporate earnings results and the boost in liquidity generated by aggressive monetary policy from central banks around the globe lifted the enthusiasm for stocks. Further monetary easing by the Bank of Japan and steady improvement in the U.S. economy also supported the extension of the now fouryearlong market rally. Bullish sentiment was tempered somewhat by mixed economic data from China and renewed sovereigndebt fears in Europe. Political uncertainty in Italy and the drama surrounding the Cypriot banking crisis once again reminded investors of the Eurozone’s fragility.

For the six months, our portfolio did well in the financials and materials sectors. At a regional level, our positions in Japan and Latin America contributed to positive relative returns. Allocation among sectors, which is driven by our bottomup stock selection process, detracted from returns, primarily because we were overweighted in the underperforming energy sector.

Top contributors to relative returns included Safilo Group of Italy, a maker of premium sunglasses; it outperformed as earnings exceeded consensus expectations. We retained the stock as of the end of the half year. Shares of Hino Motors, a Japanese smalltruck manufacturer, outperformed as the company gained more market share, announced a dividend, and benefited from a weakening yen, which supports exports from Japan. We reduced our holdings in Hino Motors on the stock’s strength. Shionogi, a Japanese pharmaceutical company, rallied as the U.S. Food and Drug Administration granted dolutegravir, Shionogi’s HIV treatment, a priority review. We reduced our holdings in the stock during the period.

The largest detractors from relative performance included Australia’s Whitehaven Coal, whose stock fell as coal prices declined and investors became concerned about the possible sale of a large shareholder’s equity stake. We retained stock in the company as of the end of the period. Shares of Debenhams, a U.K.based department store retailer, underperformed as the company warned of lowerthanexpected profits because of severe sales disruptions from January snowstorms. We kept the stock because we believe that our fundamental investment thesis remains intact. Shares of Norwaybased Petroleum GeoServices, which provides marine geophysical services to oil and gas companies, fell as a declining rig count renewed fears that demand may be softening. We trimmed our holdings in it during the period.

Although the nearterm economic outlook remains clouded by uncertainty in Europe, U.S. employment and consumer spending appear steady, and U.S. housing data have been modestly positive. We anticipate further moderation in the market if the Eurozone resolves its banking and sovereigndebt issues over the coming months. Japanese exporters, which are benefiting from a weakening yen, have materially outperformed their European peers.

At the end of the period, our holdings were most overweighted in health care and energy and most underweighted in financials and information technology relative to the fund’s benchmark. Regionally, our greatest underweight position was in European stocks. This was offset by overweight positions in Japan and select emergingmarket countries.

International Explorer Fund

Fund Profile
As of April 30, 2013

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	319	2,985	1,815
Median Market Cap	$1.8B	$1.9B	$31.3B
Price/Earnings Ratio	16.9x	25.4x	16.6x
Price/Book Ratio	1.6x	1.4x	1.7x
Return on Equity	11.6%	10.7%	15.2%
Earnings Growth Rate	5.1%	4.7%	5.9%
Dividend Yield	2.4%	2.5%	3.1%
Turnover Rate
(Annualized)	37%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.43%	—	—
Short-Term Reserves	2.9%	—	—

Sector Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Consumer Discretionary	20.1%	17.8%	9.8%
Consumer Staples	4.8	6.3	10.8
Energy	4.0	2.7	9.4
Financials	17.6	22.0	26.9
Health Care	7.7	6.0	7.8
Industrials	21.4	24.0	10.6
Information Technology	7.7	8.1	6.3
Materials	12.4	9.2	9.3
Telecommunication
Services	3.3	1.6	5.5
Utilities	1.0	2.3	3.6

Volatility Measures
	S&P	MSCI AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.98	0.96
Beta	1.00	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Delta Lloyd NV	Life & Health
	Insurance	1.5%
Freenet AG	Wireless
	Telecommunication
	Services	1.4
Helvetia Holding AG	Multi-line Insurance	1.4
Azimut Holding SPA	Asset Management
	& Custody Banks	1.2
Ansell Ltd.	Health Care Supplies	1.2
DCC plc	Industrial
	Conglomerates	1.1
Kuoni Reisen Holding	Hotels, Resorts &
AG	Cruise Lines	1.1
Tokai Tokyo Financial	Investment Banking
Holdings Inc.	& Brokerage	1.0
Techtronic Industries Co. Household
	Appliances	1.0
Storebrand ASA	Life & Health
	Insurance	1.0
Top Ten		11.9%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 22, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratio was 0.36%.

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	19.3%	21.5%	15.1%
Germany	7.2	7.3	5.8
Switzerland	5.6	7.6	6.3
Italy	4.5	2.5	1.5
France	4.3	7.4	6.6
Ireland	4.3	0.3	0.2
Norway	2.8	0.8	0.6
Netherlands	2.2	1.8	1.7
Denmark	2.2	1.2	0.8
Sweden	1.6	3.3	2.2
Austria	1.5	0.4	0.2
Other	0.5	5.0	3.4
Subtotal	56.0%	59.1%	44.4%
Pacific
Japan	21.6%	22.9%	15.5%
Australia	6.7	7.4	6.5
Singapore	2.2	1.9	1.2
South Korea	2.1	5.1	3.3
Hong Kong	1.9	2.4	2.2
New Zealand	1.0	0.3	0.1
Subtotal	35.5%	40.0%	28.8%
Emerging Markets
India	3.2%	0.0%	1.5%
China	1.9	0.2	4.1
Taiwan	1.2	0.0	2.5
Indonesia	1.1	0.0	0.7
Other	1.0	0.0	10.4
Subtotal	8.4%	0.2%	19.2%
North America	0.1%	0.1%	7.2%
Middle East	0.0%	0.6%	0.4%

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2002, Through April 30, 2013

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	8.89%	1.14%	13.46%

See Financial Highlights for dividend and capital gains information.

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.0%)[1]
Australia (5.7%)
	Ansell Ltd.	1,405,142	23,040
	Computershare Ltd.	1,771,210	18,246
	Amcor Ltd.	1,617,810	16,615
^	Iluka Resources Ltd.	1,626,807	15,114
	Mirvac Group	7,858,991	14,432
	Incitec Pivot Ltd.	3,205,064	9,617
	PanAust Ltd.	2,114,958	5,109
^,*	Mesoblast Ltd.	617,926	3,778
	Domino’s Pizza
	Enterprises Ltd.	91,964	1,249
	SAI Global Ltd.	297,345	1,087
	Boral Ltd.	192,160	997
	WorleyParsons Ltd.	27,545	651
*	Karoon Gas Australia Ltd.	145,325	630
	Nufarm Ltd.	134,006	584
*	Transpacific Industries
	Group Ltd.	548,611	551
	Sims Metal
	Management Ltd.	40,961	411
	Tox Free Solutions Ltd.	119,890	408
^	Whitehaven Coal Ltd.	200,332	406
	Seek Ltd.	34,216	397
			113,322
Austria (1.4%)
^	Mayr Melnhof Karton AG	135,000	14,530
	Rosenbauer
	International AG	102,000	7,476
	Kapsch TrafficCom AG	70,000	3,436
	Andritz AG	20,735	1,350
	Schoeller-Bleckmann
	Oilfield Equipment AG	10,987	1,075
	Zumtobel AG	86,633	970
			28,837
Belgium (0.1%)
	D’ieteren SA/NV	37,723	1,738
	Cie d’Entreprises CFE	18,417	1,121
			2,859

			Market
			Value
		Shares	($000)
Brazil (0.4%)
	BR Properties SA	593,450	6,579
	Arezzo Industria e
	Comercio SA	23,300	491
	Brasil Insurance
	Participacoes e
	Administracao SA	40,800	433
			7,503
Canada (0.1%)
	Niko Resources Ltd.	169,747	1,122

China (1.9%)
	Yuexiu Transport
	Infrastructure Ltd.	20,306,000	10,397
	Jiangsu Expressway
	Co. Ltd.	9,080,000	9,949
^,*	Baoxin Auto Group Ltd.	8,405,000	7,350
	Shenzhou International
	Group Holdings Ltd.	1,684,000	4,883
	Parkson Retail
	Group Ltd.	7,110,000	3,851
*	WuXi PharmaTech
	Cayman Inc. ADR	30,900	589
*	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	273,000	493
^	Microport Scientific Corp.	758,000	483
			37,995
Denmark (2.1%)
*	Jyske Bank A/S	500,000	19,480
*	Sydbank A/S	750,000	17,111
*	Auriga Industries Class B	135,000	3,516
	DSV A/S	52,549	1,323
	Rockwool International
	A/S Class B	6,262	829
	H Lundbeck A/S	31,195	625
			42,884

International Explorer Fund

			Market
			Value
		Shares	($000)
Finland (0.1%)
	F-Secure Oyj	847,377	1,789
	Tikkurila Oyj	43,833	942
			2,731
France (3.9%)
	Groupe Eurotunnel SA	2,300,000	19,270
^	Bourbon SA	590,000	16,111
	Medica SA	650,000	12,038
	Saft Groupe SA	380,000	9,351
	Alten SA	144,000	5,196
	Lectra	600,000	3,759
*	Inside Secure SA	670,000	2,258
*	Club Mediterranee SA	131,062	2,227
	IPSOS	50,000	1,677
	Imerys SA	22,167	1,459
	Wendel SA	13,274	1,439
	Eurazeo	23,213	1,232
	AtoS	11,809	822
	Vallourec SA	12,708	610
			77,449
Germany (6.7%)
	Freenet AG	1,100,000	27,426
	Tom Tailor Holding AG	738,836	15,754
	Delticom AG	290,000	14,264
	Wirecard AG	500,000	13,441
*	Tipp24 SE	190,000	11,043
*	SAF-Holland SA	1,240,000	10,334
	XING AG	160,000	8,181
	STRATEC Biomedical AG	141,731	6,392
^	Draegerwerk AG & Co.
	KGaA Prior Pfd.	32,000	3,949
	VTG AG	180,000	3,370
	CANCOM SE	150,000	3,280
^	Sartorius AG Prior Pfd.	30,000	3,220
	RIB Software AG	590,000	3,083
	Prime Office REIT-AG	629,502	2,640
^	MTU Aero Engines
	Holding AG	23,654	2,241
	Cewe Color Holding AG	31,000	1,352
^	Grenkeleasing AG	10,138	813
	Gildemeister AG	33,246	752
	Rheinmetall AG	12,621	599
	ElringKlinger AG	18,084	591
*	KUKA AG	11,834	536
	Rhoen Klinikum AG	19,858	424
^	Wacker Chemie AG	5,276	404
			134,089
Hong Kong (1.9%)
	Techtronic Industries Co.	8,396,500	20,122
	Yue Yuen Industrial
	Holdings Ltd.	2,958,000	10,251
	Dah Sing Banking
	Group Ltd.	4,433,000	6,533

			Market
			Value
		Shares	($000)
	ASM Pacific
	Technology Ltd.	57,900	598
	Sitoy Group Holdings Ltd.	695,000	315
			37,819
India (3.1%)
*	Idea Cellular Ltd.	6,031,093	14,852
*	Gujarat Pipavav Port Ltd. 15,036,675		13,534
	Shriram Transport
	Finance Co. Ltd.	720,522	9,976
	Apollo Hospitals
	Enterprise Ltd.	470,010	7,284
	Multi Commodity
	Exchange of India Ltd.	277,413	4,671
	Ashok Leyland Ltd.	9,984,208	4,250
	Emami Ltd.	348,840	4,154
	McLeod Russel India Ltd.	552,767	3,217
			61,938
Indonesia (1.1%)
	Ciputra Property
	Tbk PT	133,519,500	15,939
	Matahari Department
	Store Tbk PT	4,463,000	5,554
			21,493
Ireland (4.2%)
	DCC plc	610,000	22,313
	Smurfit Kappa Group plc	1,250,000	18,585
	Grafton Group plc	2,300,000	16,029
	Irish Continental Group plc	475,000	12,936
	Glanbia plc	600,000	8,038
	IFG Group plc	3,312,005	6,092
			83,993
Italy (4.3%)
	Azimut Holding SPA	1,299,190	24,179
	Prysmian SPA	800,000	16,148
	Amplifon SPA	3,100,000	15,972
*	Sorin SPA	3,800,000	10,652
	Credito Emiliano SPA	625,760	3,581
	De’Longhi SPA	180,484	2,739
	Danieli & C Officine
	Meccaniche SPA	160,000	2,681
*	Natuzzi SPA ADR	1,215,186	2,528
*	Safilo Group SPA	100,304	1,644
	Cairo Communication SPA	355,000	1,384
	Salvatore Ferragamo
	Italia SPA	31,866	952
*	Yoox SPA	50,464	947
*	Brunello Cucinelli SPA	43,318	928
	Pirelli & C. SPA	75,622	787
	Beni Stabili SPA	1,078,456	761
	MARR SPA	57,089	689
	Immobiliare Grande
	Distribuzione	366,501	396
			86,968

International Explorer Fund

		Market
		Value
	Shares	($000)
Japan (19.6%)
Tokai Tokyo Financial
Holdings Inc.	2,265,000	20,598
Aica Kogyo Co. Ltd.	758,900	15,287
Tsuruha Holdings Inc.	151,600	14,773
NEC Networks & System
Integration Corp.	662,700	14,531
Nichi-iko Pharmaceutical
Co. Ltd.	579,400	14,021
Unipres Corp.	627,300	13,962
Nitta Corp.	599,600	13,435
Nihon Parkerizing Co. Ltd.	656,000	13,362
Musashi Seimitsu
Industry Co. Ltd.	508,100	12,275
Arcs Co. Ltd.	618,300	12,267
Glory Ltd.	431,400	11,855
^ Kuroda Electric Co. Ltd.	822,500	10,933
JSP Corp.	717,700	10,494
Nippon Soda Co. Ltd.	2,226,000	10,368
Asahi Diamond
Industrial Co. Ltd.	977,900	10,249
Modec Inc.	343,100	9,895
Hitachi High-Technologies
Corp.	391,800	9,788
Kureha Corp.	2,669,000	9,436
Trusco Nakayama Corp.	437,500	9,042
Capcom Co. Ltd.	542,700	8,914
Tsutsumi Jewelry Co. Ltd.	265,500	8,291
Lintec Corp.	437,500	7,966
Takasago International
Corp.	1,472,000	7,857
Kissei Pharmaceutical
Co. Ltd.	355,500	7,713
Tsumura & Co.	227,400	7,430
Plenus Co. Ltd.	390,300	7,074
Nabtesco Corp.	309,900	6,839
Hitachi Transport
System Ltd.	421,500	6,701
Mitsui Sugar Co. Ltd.	2,110,000	6,627
Koito Manufacturing
Co. Ltd.	323,000	6,249
Yushin Precision
Equipment Co. Ltd.	307,900	5,769
Sumitomo Real Estate
Sales Co. Ltd.	60,810	4,232
Daibiru Corp.	244,400	3,408
Icom Inc.	132,000	3,271
Nippon Thompson Co. Ltd.	637,000	3,180
Shinko Plantech Co. Ltd.	359,400	2,716
Nafco Co. Ltd.	122,600	2,601
Nikkiso Co. Ltd.	175,000	2,480
Shionogi & Co. Ltd.	91,300	2,246
Nifco Inc.	94,800	2,165
IHI Corp.	545,000	2,032

			Market
			Value
		Shares	($000)
	Yaskawa Electric Corp.	144,000	1,762
	Don Quijote Co. Ltd.	30,500	1,662
	Mitsubishi UFJ Lease &
	Finance Co. Ltd.	291,800	1,648
	Fujikura Kasei Co. Ltd.	394,000	1,632
	Pigeon Corp.	18,700	1,609
	Daido Steel Co. Ltd.	277,000	1,510
^	Toyo Tanso Co. Ltd.	68,600	1,500
	Hino Motors Ltd.	97,000	1,482
	Yamato Kogyo Co. Ltd.	44,100	1,459
	Amada Co. Ltd.	181,000	1,452
	Shinsei Bank Ltd.	515,000	1,445
	Exedy Corp.	51,900	1,303
	Nihon Nohyaku Co. Ltd.	129,000	1,227
	Hoshizaki Electric Co. Ltd.	34,700	1,156
	Mori Seiki Co. Ltd.	91,700	1,152
	Message Co. Ltd.	378	1,119
	Kakaku.com Inc.	41,600	1,075
	Mitsubishi Gas
	Chemical Co. Inc.	137,000	1,047
	Japan Petroleum
	Exploration Co.	25,900	1,028
	Sega Sammy Holdings Inc.	39,100	1,027
	Hitachi Metals Ltd.	99,000	1,024
	THK Co. Ltd.	48,300	1,017
	IBJ Leasing Co. Ltd.	27,900	981
	Hulic Co. Ltd.	84,200	936
	Tokyo Tomin Bank Ltd.	60,200	840
^	CyberAgent Inc.	403	791
	Makino Milling
	Machine Co. Ltd.	129,000	767
	Yokogawa Electric Corp.	71,100	723
	Shizuoka Gas Co. Ltd.	84,500	670
	Sanrio Co. Ltd.	13,200	663
	Tamron Co. Ltd.	29,500	647
	Benesse Holdings Inc.	14,200	629
	Japan Exchange Group Inc.	5,100	626
	Konami Corp.	27,300	623
	Denyo Co. Ltd.	32,000	464
	Tenma Corp.	34,700	451
	Nippon Shinyaku Co. Ltd.	29,000	451
	Sumco Corp.	34,800	365
	Square Enix
	Holdings Co. Ltd.	18,900	232
			392,527
Luxembourg (0.1%)
*	Reinet Investments SCA	75,389	1,519
2	O’Key Group SA GDR	70,195	844
			2,363
Malaysia (0.3%)
	Bursa Malaysia Bhd.	1,684,900	3,962
	Media Prima Bhd.	3,089,500	2,429
			6,391

International Explorer Fund

		Market
		Value
	Shares	($000)
Mexico (0.1%)
Fibra Uno Administracion
SA de CV	328,400	1,263
* Grupo Sanborns SA de CV	281,700	657
		1,920
Netherlands (2.1%)
Delta Lloyd NV	1,600,000	30,765
Koninklijke Ten Cate NV	425,000	10,323
USG People NV	73,384	574
		41,662
New Zealand (1.0%)
Fletcher Building Ltd.	1,340,581	10,170
Chorus Ltd.	4,071,719	9,604
		19,774
Norway (2.7%)
* Storebrand ASA	4,400,000	20,071
Borregaard ASA	4,700,000	18,958
^ Schibsted ASA	200,000	8,705
Prosafe SE	489,184	4,704
Kongsberg Gruppen AS	74,389	1,406
Petroleum Geo-Services
ASA	50,138	737
		54,581
Singapore (2.2%)
UOL Group Ltd.	2,322,000	13,482
Mapletree Industrial Trust	9,634,880	12,284
SembCorp Industries Ltd.	2,004,000	8,144
First Resources Ltd.	4,598,000	6,470
Vard Holdings Ltd.	3,102,000	2,603
Indofood Agri
Resources Ltd.	854,000	740
		43,723
South Korea (2.0%)
Hankook Tire Co. Ltd.	418,363	18,228
Halla Visteon Climate
Control Corp.	349,980	9,470
BS Financial Group Inc.	613,600	8,091
Mando Corp.	33,903	2,591
CJ O Shopping Co. Ltd.	3,149	937
Green Cross Corp.	6,165	846
Amorepacific Corp.	671	549
* Green Cross Corp. Rights
Exp. 05/20/2013	487	14
		40,726
Sweden (1.5%)
Loomis AB Class B	800,354	15,646
* Byggmax Group AB	2,400,000	13,900
FinnvedenBulten AB	220,000	960
Opus Group AB	384,416	295
		30,801
Switzerland (5.5%)
Helvetia Holding AG	65,000	27,270
Kuoni Reisen Holding AG	71,450	21,808
Clariant AG	1,150,000	16,825

			Market
			Value
		Shares	($000)
	Forbo Holding AG	25,000	16,142
*	Gategroup Holding AG	576,346	11,170
	Orior AG	200,000	10,755
	Partners Group Holding AG	5,505	1,412
	Tecan Group AG	14,074	1,310
*	Dufry AG	8,725	1,162
	Aryzta AG	17,619	1,094
	Actelion Ltd.	7,736	474
			109,422
Taiwan (1.2%)
	Giant Manufacturing
	Co. Ltd.	1,628,000	9,774
	CTCI Corp.	3,710,000	7,421
	Lung Yen Life Service
	Corp.	1,867,000	6,565
			23,760
Thailand (0.2%)
	Hemaraj Land and
	Development PCL	29,785,400	4,371

United Kingdom (18.5%)
	Telecom Plus plc	850,000	16,108
	CSR plc	1,900,000	14,570
	Dechra
	Pharmaceuticals plc	1,200,000	13,390
	Elementis plc	3,105,988	12,751
	SIG plc	5,000,000	12,603
	Millennium & Copthorne
	Hotels plc	1,400,000	12,319
*	Premier Oil plc	2,000,000	11,608
	WS Atkins plc	825,000	11,570
	Grainger plc	4,915,405	10,402
	Inchcape plc	1,300,000	10,135
	Persimmon plc	592,914	9,960
*	Sports Direct
	International plc	1,300,000	9,447
	John Wood Group plc	772,222	9,321
	William Hill plc	1,400,000	9,277
	Ultra Electronics
	Holdings plc	347,844	8,925
	Daily Mail & General
	Trust plc	825,000	8,817
	IG Group Holdings plc	984,483	8,246
	TalkTalk Telecom
	Group plc	2,000,000	7,795
	Ashtead Group plc	850,000	7,774
	Devro plc	1,500,000	7,705
	Berkeley Group
	Holdings plc	236,415	7,666
	Berendsen plc	600,000	7,210
	Spirit Pub Co. plc	7,000,000	7,059
	Invensys plc	1,167,525	6,990
	Travis Perkins plc	300,000	6,694
	Senior plc	1,650,000	6,549
	Lamprell plc	2,700,000	6,068

International Explorer Fund

			Market
			Value
		Shares	($000)
	Ricardo plc	1,000,000	6,027
	Oxford Instruments plc	250,000	5,992
	QinetiQ Group plc	2,000,000	5,888
	Eco Animal Health
	Group plc	1,618,166	5,592
*	LMS Capital plc	5,005,187	5,520
^	Kier Group plc	288,799	5,261
	Domino Printing
	Sciences plc	500,000	5,179
	Halma plc	650,000	5,060
	Synthomer plc	1,600,000	5,003
*	Gulfsands Petroleum plc	3,581,812	4,851
	Photo-Me
	International plc	3,900,000	4,719
	Micro Focus
	International plc	450,000	4,684
	Victrex plc	180,000	4,491
*	Findel plc	1,600,365	4,043
	Booker Group plc	2,131,741	3,943
	Bodycote plc	450,000	3,626
^	A.G.BARR plc	375,219	3,198
	TT electronics plc	1,200,000	3,109
	National Express
	Group plc	800,000	2,379
	RM plc	2,034,198	2,346
	Babcock International
	Group plc	128,108	2,132
	James Fisher & Sons plc	123,411	1,928
	Savills plc	138,463	1,250
	Domino’s Pizza Group plc	114,100	1,155
	Direct Line Insurance
	Group plc	357,647	1,126
	London Stock Exchange
	Group plc	53,244	1,111
*	Mothercare plc	225,448	1,110
	Informa plc	146,760	1,092
	De La Rue plc	65,771	952
	Mears Group plc	166,168	905
	Hansteen Holdings plc	646,969	859
	Debenhams plc	585,099	757
	Hunting plc	55,324	695
*	Ophir Energy plc	91,428	578
	Hays plc	339,952	494
	Tyman plc	151,605	480
	Chemring Group plc	82,752	349
	AZ Electronic Materials SA	68,285	302
	Computacenter plc	20,200	141
*	Pinnacle Staffing Group plc	673,983	—
			369,286
Total Common Stocks
(Cost $1,562,947)			1,882,309

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investments (8.1%)[1]
Money Market Fund (7.6%)
[3,4] Vanguard Market
Liquidity Fund,
0.142%	151,946,877	151,947

Repurchase Agreement (0.2%)
Goldman Sachs & Co.
0.160%, 5/1/13
(Dated 4/30/13,
Repurchase Value
$3,300,000, collateralized
by Federal National
Mortgage Assn.
4.000%, 11/1/40)	3,300,000	3,300

U.S. Government and Agency Obligations (0.3%)
[5,6] Fannie Mae
Discount Notes,
0.140%, 5/22/13	2,500,000	2,500
[6,7] Federal Home Loan
Bank Discount Notes,
0.115%, 6/5/13	2,000,000	1,999
[5,8] Freddie Mac
Discount Notes,
0.140%, 5/6/13	2,000,000	2,000
		6,499
Total Temporary Cash Investments
(Cost $161,746)		161,746
Total Investments (102.1%)
(Cost $1,724,693)		2,044,055
Other Assets and Liabilities (-2.1%)
Other Assets		14,809
Liabilities[4]		(57,596)
		(42,787)
Net Assets (100%)
Applicable to 123,172,742 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,001,268
Net Asset Value Per Share		$16.25

International Explorer Fund

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,722,084
Overdistributed Net Investment Income	(3,637)
Accumulated Net Realized Losses	(41,267)
Unrealized Appreciation (Depreciation)
Investment Securities	319,362
Futures Contracts	4,531
Forward Currency Contracts	176
Foreign Currencies	19
Net Assets	2,001,268

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $35,070,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 4.7%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the value of this security represented 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $36,816,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $3,750,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $80,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1]	16,961
Interest[2]	88
Security Lending	511
Total Income	17,560
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,023
Performance Adjustment	(485)
The Vanguard Group—Note C
Management and Administrative	1,452
Marketing and Distribution	179
Custodian Fees	230
Shareholders’ Reports	9
Trustees’ Fees and Expenses	3
Total Expenses	3,411
Net Investment Income	14,149
Realized Net Gain (Loss)
Investment Securities Sold	(20,904)
Futures Contracts	9,689
Foreign Currencies and Forward Currency Contracts	(3,796)
Realized Net Gain (Loss)	(15,011)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	265,605
Futures Contracts	3,914
Foreign Currencies and Forward Currency Contracts	832
Change in Unrealized Appreciation (Depreciation)	270,351
Net Increase (Decrease) in Net Assets Resulting from Operations	269,489
1 Dividends are net of foreign withholding taxes of $980,000.
2 Interest income from an affiliated company of the fund was $81,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,149	44,166
Realized Net Gain (Loss)	(15,011)	(25,990)
Change in Unrealized Appreciation (Depreciation)	270,351	52,467
Net Increase (Decrease) in Net Assets Resulting from Operations	269,489	70,643
Distributions
Net Investment Income	(50,303)	(48,589)
Realized Capital Gain	—	(29,912)
Total Distributions	(50,303)	(78,501)
Capital Share Transactions
Issued	152,169	217,594
Issued in Lieu of Cash Distributions	45,857	70,881
Redeemed[1]	(234,464)	(649,006)
Net Increase (Decrease) from Capital Share Transactions	(36,438)	(360,531)
Total Increase (Decrease)	182,748	(368,389)
Net Assets
Beginning of Period	1,818,520	2,186,909
End of Period[2]	2,001,268	1,818,520
1 Net of redemption fees for fiscal 2012 of $44,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,637,000) and $32,575,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.50	$14.41	$15.81	$13.55	$9.52	$24.70
Investment Operations
Net Investment Income	.116	. 362	. 322	. 237	. 238	. 470
Net Realized and Unrealized Gain (Loss)
on Investments	2.039	. 287	(1.498)	2.225	4.148	(12.110)
Total from Investment Operations	2.155	. 649	(1.176)	2.462	4.386	(11.640)
Distributions
Dividends from Net Investment Income	(. 405)	(. 346)	(. 224)	(. 202)	(. 356)	(. 620)
Distributions from Realized Capital Gains —		(. 213)	—	—	—	(2.920)
Total Distributions	(. 405)	(. 559)	(. 224)	(. 202)	(. 356)	(3.540)
Net Asset Value, End of Period	$16.25	$14.50	$14.41	$15.81	$13.55	$9.52

Total Return[1]	15.18%	5.02%	-7.60%	18.38%	47.88%	-53.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,001	$1,819	$2,187	$2,436	$1,911	$1,079
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.43%	0.42%	0.39%	0.45%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.50%	2.35%	1.93%	1.67%	2.10%	2.59%
Portfolio Turnover Rate	37%	28%	43%	51%	52%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.05%), 0.02%, 0.03%, 0.00%, 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. The fund attempts to mitigate this risk by, among other things, performing a

International Explorer Fund

credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any assets posted as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or posted is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

International Explorer Fund

B. Schroder Investment Management North America Inc. and Wellington Management Co., LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P EPAC SmallCap Index. The basic fee of Wellington Management Co., LLP, is subject to quarterly adjustments based on performance since July 31, 2010, relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $485,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $244,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	13,662	1,868,647	—
Temporary Cash Investments	151,947	9,799	—
Futures Contracts—Assets[1]	35	—	—
Forward Currency Contracts—Assets	—	651	—
Forward Currency Contracts—Liabilities	—	(475)	—
Total	165,644	1,878,622	—
1 Represents variation margin on the last day of the reporting period.

International Explorer Fund

E. At April 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	35	651	686
Liabilities	—	(475)	(475)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	9,689	—	9,689
Forward Currency Contracts	—	(3,658)	(3,658)
Realized Net Gain (Loss) on Derivatives	9,689	(3,658)	6,031

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,914	—	3,914
Forward Currency Contracts	—	726	726
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,914	726	4,640

At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	June 2013	193	23,122	3,429
Dow Jones EURO STOXX 50 Index	June 2013	542	19,072	505
S&P ASX 200 Index	June 2013	124	16,630	582
FTSE 100 Index	June 2013	78	7,750	15

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

International Explorer Fund

At April 30, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	6/18/13	JPY	1,852,400	USD	19,488	(467)
Brown Brothers Harriman & Co.	6/26/13	EUR	14,300	USD	18,504	356
Brown Brothers Harriman & Co.	6/25/13	AUD	8,134	USD	8,416	(8)
Brown Brothers Harriman & Co.	6/25/13	AUD	7,476	USD	7,692	36
Brown Brothers Harriman & Co.	6/26/13	GBP	4,998	USD	7,517	259
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2013, the fund realized net foreign currency losses of $138,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2013, the fund realized gains on the sale of passive foreign investment companies of $80,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at April 30, 2013, had unrealized appreciation of $10,217,000 as of October 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $27,759,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carry-forward balance above.

International Explorer Fund

At April 30, 2013, the cost of investment securities for tax purposes was $1,734,910,000. Net unrealized appreciation of investment securities for tax purposes was $309,145,000, consisting of unrealized gains of $417,740,000 on securities that had risen in value since their purchase and $108,595,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2013, the fund purchased $328,043,000 of investment securities and sold $414,745,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2013	October 31, 2012
	Shares	Shares
	(000)	(000)
Issued	10,035	15,638
Issued in Lieu of Cash Distributions	3,141	5,538
Redeemed	(15,453)	(47,535)
Net Increase (Decrease) in Shares Outstanding	(2,277)	(26,359)

I. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,151.78	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1262 062013

Semiannual Report | April 30, 2013
Vanguard High Dividend Yield Index Fund

> Vanguard High Dividend Yield Index Fund returned about 15% for the six months ended April 30, 2013.

> Investors favored high-yielding stocks over bonds, which continued to offer historically low interest rates.

> All ten of the fund’s industry sectors posted positive results, with consumer staples, health care, and industrial stocks leading the way.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	15.00%
ETF Shares
Market Price	14.98
Net Asset Value	15.04
FTSE High Dividend Yield Index	15.07
Equity Income Funds Average	14.19

Equity Income Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$19.76	$22.36	$0.331	$0.000
ETF Shares	49.89	56.46	0.853	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2013, Vanguard High Dividend Yield Index Fund returned 15.00% for Investor Shares and 15.04% for ETF Shares based on net asset value. The fund’s performance closely tracked that of its target, the FTSE High Dividend Yield Index, and was on par with that of the broad U.S. stock market. The fund’s results surpassed the average return of its peers.

At the period’s close, the 30-day SEC yield of the fund’s Investor Shares was 3.03%, compared with the 1.85% yield of the broad stock market as measured by Investor Shares of Vanguard Total Stock Market Index Fund.

The fund posted positive results in all ten market sectors. Stocks of consumer staples, health care, and industrial companies added the most to returns.

The stock rally persisted, but not without challenges
Global stocks delivered a vigorous performance, advancing in five of the six months ended April 30. U.S. equities finished with a strong return of about 15% for the half year.

The Standard & Poor’s 500 Index closed April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were

2

international equities, which returned almost 13% for the six months, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low
Bonds, after sputtering for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, following a 1.0% boost in April. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, a couple of ticks lower than its starting level of 1.69%, and lower still than the 1.85% it registered at the end of March. (Bond yields and prices move in opposite directions.)

Municipal bonds delivered a return of closer to 2%, with more than half the gain coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a May 1 statement, the Fed said it would continue buying $85

Market Barometer

			Total Returns
		Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

3

billion a month in U.S. Treasury bonds and mortgage-backed securities until the job market improves substantially.

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

Strong gains in several sectors drove the fund’s performance
Dividend-paying stocks continued to draw investors’ interest during the half year, as corporate earnings remained strong and investors sought an alternative to the historically low yields offered by the U.S. bond market.

Although dividend-paying stocks may seem like a good alternative to low-yielding fixed income investments, it’s important to note that, traditionally, these stocks haven’t offered the same level of stability

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.20%	0.10%	1.27%

The fund expense ratios shown are from the prospectus dated February 22, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratios were 0.19% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Equity Income Funds.

4

as bonds. A shift from bonds to stocks may yield higher income, but investors should expect the increased volatility that comes with owning equities.

Nine of the fund’s ten market sectors rose by double digits for the six months; only energy’s return was in the single digits. Consumer staples—the fund’s largest sector and a favorite among dividend investors—contributed the most to performance. Its returns were robust across the board, led by beverage, household products, and food companies.

Health care stocks, often recognized for paying generous dividends, also contributed significantly. Pharmaceutical companies, which constituted much of the fund’s health care exposure, boasted strong returns. The pharmaceutical industry, in general, has profited from improved pipelines of new medicines and a more favorable regulatory climate at the Food and Drug Administration.

Industrials and financials helped, too, with each adding about two percentage points to the fund’s return. In industrials, aerospace and defense stocks stood out, as did insurance firms and diversified financial services companies in the financial sector.

The wisdom of rebalancing holds true as stocks climb
More than four years have passed since the U.S. stock market began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013, a cumulative total return (including dividends) of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors with the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

5

I realize it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different from—and potentially riskier than—what he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 13, 2013

6

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2013

Share-Class Characteristics
	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	3.03%	3.12%

Portfolio Characteristics
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	392	392	3,587
Median Market Cap	$112.1B	$112.1B	$40.7B
Price/Earnings Ratio	15.9x	15.9x	18.1x
Price/Book Ratio	2.4x	2.4x	2.3x
Return on Equity	18.9%	18.9%	16.6%
Earnings Growth Rate	4.1%	4.1%	9.7%
Dividend Yield	3.3%	3.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	26%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Consumer Discretionary	5.7%	5.6%	12.6%
Consumer Staples	17.5	17.5	9.6
Energy	12.8	12.8	9.8
Financials	11.5	11.5	17.5
Health Care	12.1	12.1	12.3
Industrials	11.9	11.9	10.8
Information Technology	10.0	10.0	17.2
Materials	3.9	3.9	3.8
Telecommunication
Services	5.7	5.8	2.7
Utilities	8.9	8.9	3.7

Volatility Measures
		DJ U.S.
	FTSE High	Total
	Dividend	Market
	Yield	FA
	Index	Index
R-Squared	1.00	0.91
Beta	1.00	0.78

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	5.8%
Microsoft Corp.	Systems Software	3.7
Chevron Corp.	Integrated Oil & Gas	3.5
Johnson & Johnson	Pharmaceuticals	3.4
General Electric Co.	Industrial
	Conglomerates	3.4
Procter & Gamble Co.	Household Products	3.1
Pfizer Inc.	Pharmaceuticals	3.0
AT&T Inc.	Integrated
	Telecommunication
	Services	3.0
Wells Fargo & Co.	Diversified Banks	2.9
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
Top Ten		34.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 22, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratios were 0.19% for Investor Shares and 0.10% for ETF Shares.

7

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2013

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	16.74%	6.30%	4.36%
ETF Shares	11/10/2006
Market Price		16.87	6.46	4.62
Net Asset Value		16.87	6.44	4.62

See Financial Highlights for dividend and capital gains information.

8

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (5.6%)
McDonald’s Corp.	1,219,970	124,608
Ford Motor Co.	4,680,125	64,164
Time Warner Cable Inc.	359,121	33,718
Las Vegas Sands Corp.	499,929	28,121
Mattel Inc.	417,033	19,042
Omnicom Group Inc.	317,703	18,989
Carnival Corp.	506,563	17,481
Genuine Parts Co.	189,190	14,441
Wynn Resorts Ltd.	98,972	13,589
Kohl’s Corp.	260,009	12,236
Staples Inc.	819,152	10,846
H&R Block Inc.	329,573	9,142
Autoliv Inc.	115,844	8,853
Best Buy Co. Inc.	330,584	8,592
Darden Restaurants Inc.	156,153	8,062
Hasbro Inc.	141,143	6,686
Gannett Co. Inc.	281,405	5,673
Leggett & Platt Inc.	170,964	5,512
GameStop Corp. Class A	147,025	5,131
Garmin Ltd.	141,704	4,971
Six Flags
Entertainment Corp.	64,570	4,705
Tupperware Brands Corp.	58,467	4,695
Gentex Corp.	175,257	3,943
Cinemark Holdings Inc.	114,594	3,540
Brinker International Inc.	86,117	3,350
Cablevision Systems
Corp. Class A	223,781	3,325
Regal Entertainment
Group Class A	158,888	2,850
Cracker Barrel Old
Country Store Inc.	26,929	2,228
Guess? Inc.	77,753	2,152
Wendy’s Co.	374,274	2,130
Hillenbrand Inc.	76,031	1,911
Meredith Corp.	43,910	1,705
Bob Evans Farms Inc.	34,219	1,483
DineEquity Inc.	20,309	1,447

		Market
		Value
	Shares	($000)
Valassis
Communications Inc.	44,573	1,142
National CineMedia Inc.	68,378	1,110
Belo Corp. Class A	91,434	980
True Religion Apparel Inc.	28,556	773
CEC Entertainment Inc.	21,126	705
Hot Topic Inc.	49,880	696
Cato Corp. Class A	27,905	670
American Greetings Corp.
Class A	33,980	627
CTC Media Inc.	43,119	539
Harte-Hanks Inc.	52,804	419
Speedway Motorsports Inc.	15,946	287
JAKKS Pacific Inc.	23,459	256
		467,525
Consumer Staples (17.4%)
Procter & Gamble Co.	3,338,859	256,324
Coca-Cola Co.	5,225,125	221,180
Philip Morris
International Inc.	2,002,269	191,397
Wal-Mart Stores Inc.	2,042,295	158,727
PepsiCo Inc.	1,879,628	155,013
Altria Group Inc.	2,472,648	90,276
Walgreen Co.	1,064,421	52,700
Kimberly-Clark Corp.	477,426	49,266
General Mills Inc.	786,626	39,662
Kraft Foods Group Inc.	715,412	36,837
HJ Heinz Co.	389,796	28,229
Sysco Corp.	708,166	24,687
Lorillard Inc.	461,057	19,775
Kellogg Co.	296,818	19,305
Reynolds American Inc.	389,781	18,483
ConAgra Foods Inc.	502,020	17,756
Clorox Co.	157,770	13,608
Dr Pepper Snapple
Group Inc.	247,519	12,086
Campbell Soup Co.	223,126	10,355
Molson Coors Brewing Co.
Class B	161,496	8,333
Safeway Inc.	292,286	6,582

9

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
^ herbalife ltd.	125,368	4,978
flowers foods inc.	141,690	4,667
nu skin enterprises inc.
class a	61,416	3,116
b&g foods inc.	64,000	1,975
universal corp.	28,553	1,643
snyders-lance inc.	54,783	1,379
vector group ltd.	73,202	1,194
weis markets inc.	10,036	420
		1,449,953
energy (12.7%)
exxon mobil corp.	5,444,231	484,482
chevron corp.	2,360,600	288,017
ConocoPhillips	1,475,864	89,216
Occidental
Petroleum Corp.	984,128	87,843
Williams Cos. Inc.	827,639	31,558
Kinder Morgan Inc.	805,509	31,495
Spectra Energy Corp.	809,388	25,520
Ensco plc Class A	280,147	16,159
Targa Resources Corp.	34,025	2,238
Teekay Corp.	51,075	1,818
Gulfmark Offshore Inc.	27,492	1,144
Ship Finance
International Ltd.	65,239	1,075
Crosstex Energy Inc.	41,863	771
Nordic American
Tankers Ltd.	71,955	641
		1,061,977
Financials (11.5%)
Wells Fargo & Co.	6,426,879	244,093
JPMorgan Chase & Co.	4,617,170	226,288
PNC Financial Services
Group Inc.	639,263	43,393
BlackRock Inc.	154,519	41,179
Prudential Financial Inc.	563,875	34,069
Aflac Inc.	549,286	29,903
BB&T Corp.	844,145	25,974
Marsh & McLennan
Cos. Inc.	658,283	25,021
CME Group Inc.	383,241	23,324
Fifth Third Bancorp	1,072,145	18,259
Invesco Ltd.	539,693	17,130
M&T Bank Corp.	136,916	13,719
Principal Financial
Group Inc.	358,715	12,950
SLM Corp.	561,769	11,601
NYSE Euronext	295,376	11,464
Cincinnati Financial Corp.	172,571	8,440
Willis Group Holdings plc	210,368	8,347
Fidelity National Financial
Inc. Class A	273,960	7,356
Huntington
Bancshares Inc.	1,024,681	7,347

		Market
		Value
	Shares	($000)
New York Community
Bancorp Inc.	508,249	6,887
PartnerRe Ltd.	70,950	6,693
Arthur J Gallagher & Co.	153,042	6,497
Axis Capital Holdings Ltd.	136,272	6,082
People’s United
Financial Inc.	422,718	5,563
Cullen/Frost Bankers Inc.	74,421	4,496
Hudson City Bancorp Inc.	531,489	4,417
Validus Holdings Ltd.	107,454	4,149
Waddell & Reed Financial
Inc. Class A	96,302	4,128
Old Republic
International Corp.	292,170	3,944
First Niagara Financial
Group Inc.	410,793	3,907
Protective Life Corp.	96,270	3,664
FirstMerit Corp.	197,988	3,392
Hancock Holding Co.	103,066	2,811
Hanover Insurance
Group Inc.	54,606	2,754
Fulton Financial Corp.	244,354	2,703
Federated Investors Inc.
Class B	110,162	2,529
Bank of Hawaii Corp.	52,523	2,505
Erie Indemnity Co.
Class A	31,431	2,501
Endurance Specialty
Holdings Ltd.	49,113	2,405
StanCorp Financial
Group Inc.	54,222	2,341
Capitol Federal
Financial Inc.	185,184	2,193
Janus Capital Group Inc.	229,513	2,047
Valley National Bancorp	218,781	1,967
Symetra Financial Corp.	143,678	1,958
FNB Corp.	160,760	1,831
BankUnited Inc.	72,151	1,829
Trustmark Corp.	74,268	1,823
Glacier Bancorp Inc.	87,604	1,616
Kemper Corp.	49,056	1,563
BOK Financial Corp.	24,871	1,554
Mercury General Corp.	33,456	1,529
Umpqua Holdings Corp.	127,124	1,525
Old National Bancorp	123,552	1,505
Home Loan Servicing
Solutions Ltd.	65,371	1,481
National Penn
Bancshares Inc.	149,431	1,463
Northwest Bancshares Inc.	118,806	1,455
Westamerica
Bancorporation	31,245	1,356
Iberiabank Corp.	29,339	1,338
United Bankshares Inc.	51,929	1,314
Community Bank
System Inc.	43,762	1,253

10

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Tower Group
International Ltd.	65,121	1,232
Greenhill & Co. Inc.	23,586	1,089
NBT Bancorp Inc.	53,756	1,089
Horace Mann
Educators Corp.	47,196	1,064
Provident Financial
Services Inc.	68,256	1,046
CVB Financial Corp.	93,935	1,021
Park National Corp.	14,432	987
First Financial Bancorp	63,502	976
American National
Insurance Co.	10,172	956
PacWest Bancorp	33,153	919
Safety Insurance
Group Inc.	18,023	895
BGC Partners Inc. Class A	147,420	843
Interactive Brokers
Group Inc.	55,926	842
WesBanco Inc.	33,252	832
Oritani Financial Corp.	53,586	829
Chemical Financial Corp.	31,621	784
First Commonwealth
Financial Corp.	109,371	782
Independent Bank Corp.	24,519	761
United Fire Group Inc.	24,816	694
Brookline Bancorp Inc.	81,864	688
Renasant Corp.	29,589	675
City Holding Co.	17,487	668
Maiden Holdings Ltd.	62,242	643
S&T Bancorp Inc.	31,559	596
Sandy Spring Bancorp Inc.	28,357	581
Flushing Financial Corp.	37,603	571
TrustCo Bank Corp. NY	103,610	555
Tompkins Financial Corp.	12,437	520
Community Trust
Bancorp Inc.	14,511	502
Republic Bancorp Inc.
Class A	22,140	492
Dime Community
Bancshares Inc.	32,918	470
Simmons First National
Corp. Class A	18,547	455
Washington Trust
Bancorp Inc.	16,181	433
Provident New York
Bancorp	47,864	433
1st Source Corp.	16,711	393
First Financial Corp.	12,222	378
SY Bancorp Inc.	13,118	301
GFI Group Inc.	73,672	295
Arrow Financial Corp.	11,326	274
Bancfirst Corp.	6,517	273
Baldwin & Lyons Inc.	9,011	219
		954,881

		Market
		Value
	Shares	($000)
Health Care (12.1%)
Johnson & Johnson	3,337,015	284,414
Pfizer Inc.	8,731,395	253,822
Merck & Co. Inc.	3,695,884	173,707
AbbVie Inc.	1,910,658	87,986
Bristol-Myers Squibb Co.	2,005,852	79,672
Eli Lilly & Co.	1,226,869	67,944
Baxter International Inc.	669,085	46,749
Warner Chilcott plc
Class A	303,265	4,361
Owens & Minor Inc.	72,471	2,360
PDL BioPharma Inc.	161,770	1,252
Meridian Bioscience Inc.	48,375	982
Quality Systems Inc.	40,541	724
Computer Programs &
Systems Inc.	12,425	652
Landauer Inc.	10,980	613
National Healthcare Corp.	11,755	546
		1,005,784
Industrials (11.9%)
General Electric Co.	12,635,098	281,636
United Technologies Corp.	1,104,219	100,804
3M Co.	840,062	87,963
Boeing Co.	828,300	75,715
United Parcel Service Inc.
Class B	879,324	75,481
Emerson Electric Co.	883,843	49,062
Lockheed Martin Corp.	393,213	38,963
Eaton Corp. plc	554,999	34,083
Illinois Tool Works Inc.	493,749	31,876
General Dynamics Corp.	407,284	30,123
Norfolk Southern Corp.	382,222	29,592
Raytheon Co.	396,622	24,345
Waste Management Inc.	559,450	22,926
Northrop Grumman Corp.	288,187	21,827
Stanley Black &
Decker Inc.	194,778	14,571
Republic Services Inc.
Class A	364,079	12,408
L-3 Communications
Holdings Inc.	114,343	9,290
Iron Mountain Inc.	201,291	7,621
Avery Dennison Corp.	121,114	5,020
Pitney Bowes Inc.	242,835	3,320
RR Donnelley & Sons Co.	219,421	2,701
Exelis Inc.	227,111	2,537
GATX Corp.	47,080	2,399
Deluxe Corp.	61,539	2,347
Covanta Holding Corp.	110,058	2,201
Harsco Corp.	97,794	2,135
Healthcare Services
Group Inc.	82,484	1,839
HNI Corp.	52,176	1,796
KAR Auction Services Inc.	76,350	1,708
TAL International Group Inc.	41,219	1,706

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
ABM Industries Inc.	63,262	1,427
Mine Safety Appliances Co.	27,439	1,317
Steelcase Inc. Class A	103,044	1,309
Copa Holdings SA Class A	10,178	1,278
^ Seaspan Corp.	54,438	1,194
Aircastle Ltd.	83,031	1,159
Kaydon Corp.	37,532	895
Knoll Inc.	49,751	774
McGrath RentCorp	23,851	741
Textainer Group
Holdings Ltd.	16,275	629
American Science &
Engineering Inc.	9,654	623
Ennis Inc.	31,168	479
China Yuchai
International Ltd.	27,311	390
Navios Maritime
Holdings Inc.	84,985	385
US Ecology Inc.	12,597	343
CDI Corp.	13,776	216
Schawk Inc. Class A	14,186	144
		991,298
Information Technology (9.9%)
Microsoft Corp.	9,188,869	304,152
Intel Corp.	6,070,801	145,396
Cisco Systems Inc.	6,451,451	134,964
Automatic Data
Processing Inc.	593,877	39,992
Corning Inc.	1,809,589	26,239
Applied Materials Inc.	1,458,458	21,162
Analog Devices Inc.	371,896	16,360
Seagate Technology plc	408,351	14,986
Paychex Inc.	397,824	14,485
Xerox Corp.	1,487,492	12,763
CA Inc.	418,715	11,293
KLA-Tencor Corp.	204,011	11,068
Maxim Integrated
Products Inc.	354,595	10,968
Western Union Co.	691,390	10,239
Linear Technology Corp.	279,839	10,214
Microchip Technology Inc.	235,455	8,575
Harris Corp.	138,459	6,397
SAIC Inc.	344,184	5,142
Broadridge Financial
Solutions Inc.	148,684	3,744
Lexmark International Inc.
Class A	78,611	2,383
j2 Global Inc.	55,532	2,260
Molex Inc.	81,426	2,245
Diebold Inc.	76,251	2,233
Molex Inc. Class A	92,658	2,160
Cypress Semiconductor
Corp.	174,127	1,757

		Market
		Value
	Shares	($000)
Intersil Corp. Class A	124,930	969
Tellabs Inc.	381,690	790
ManTech International
Corp. Class A	28,315	756
United Online Inc.	107,364	730
Brooks Automation Inc.	73,025	710
EarthLink Inc.	97,218	553
Comtech
Telecommunications Corp.	20,559	506
EPIQ Systems Inc.	34,843	487
Electro Scientific
Industries Inc.	33,904	365
Electro Rent Corp.	20,718	343
NAM TAI Electronics Inc.	30,832	233
		827,619
Materials (3.9%)
EI du Pont de Nemours
& Co.	1,128,547	61,517
Dow Chemical Co.	1,452,624	49,259
Freeport-McMoRan
Copper & Gold Inc.	1,143,391	34,793
LyondellBasell Industries
NV Class A	498,238	30,243
International Paper Co.	530,592	24,927
Air Products &
Chemicals Inc.	257,523	22,394
Newmont Mining Corp.	595,702	19,301
Nucor Corp.	384,923	16,790
MeadWestvaco Corp.	212,521	7,328
Southern Copper Corp.	206,689	6,889
Packaging Corp. of America	119,684	5,692
RPM International Inc.	159,944	5,182
Bemis Co. Inc.	125,760	4,949
Sonoco Products Co.	113,960	3,993
Steel Dynamics Inc.	253,119	3,807
Huntsman Corp.	195,233	3,682
Compass Minerals
International Inc.	39,907	3,454
Sensient Technologies Corp.	60,935	2,398
Olin Corp.	93,124	2,251
Scotts Miracle-Gro Co.
Class A	43,051	1,952
Commercial Metals Co.	125,122	1,829
Tronox Ltd. Class A	77,346	1,589
Greif Inc. Class A	30,786	1,483
Schweitzer-Mauduit
International Inc.	36,134	1,456
Innophos Holdings Inc.	26,525	1,361
Koppers Holdings Inc.	21,369	938
A Schulman Inc.	34,511	896
AMCOL International Corp.	28,179	867
Gold Resource Corp.	37,653	386
		321,606

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Telecommunication Services (5.7%)
AT&T Inc.	6,672,952	249,969
Verizon
Communications Inc.	3,463,868	186,737
CenturyLink Inc.	756,691	28,429
Windstream Corp.	715,402	6,095
Frontier
Communications Corp.	1,203,660	5,007
Consolidated
Communications
Holdings Inc.	46,700	861
NTELOS Holdings Corp.	17,701	260
		477,358
Utilities (8.9%)
Duke Energy Corp.	847,995	63,769
Southern Co.	1,053,059	50,789
Dominion Resources Inc.	691,713	42,665
NextEra Energy Inc.	511,549	41,962
Exelon Corp.	1,028,361	38,574
American Electric Power
Co. Inc.	585,503	30,112
PG&E Corp.	533,206	25,829
Sempra Energy	291,739	24,171
FirstEnergy Corp.	508,190	23,682
PPL Corp.	701,365	23,412
Public Service Enterprise
Group Inc.	618,073	22,628
Consolidated Edison Inc.	353,094	22,474
Edison International	395,968	21,303
Xcel Energy Inc.	591,677	18,809
Northeast Utilities	380,175	17,233
Entergy Corp.	214,059	15,247
DTE Energy Co.	209,143	15,242
CenterPoint Energy Inc.	519,378	12,818
ONEOK Inc.	248,706	12,774
Wisconsin Energy Corp.	281,106	12,633
NiSource Inc.	376,516	11,570
Ameren Corp.	293,764	10,649
CMS Energy Corp.	322,124	9,644
American Water Works
Co. Inc.	214,481	8,983
OGE Energy Corp.	119,206	8,634
Pinnacle West
Capital Corp.	133,176	8,110
SCANA Corp.	143,109	7,757
Alliant Energy Corp.	134,122	7,177
Pepco Holdings Inc.	276,751	6,255
NV Energy Inc.	284,169	6,147
AGL Resources Inc.	134,319	5,890
Integrys Energy
Group Inc.	94,857	5,839
National Fuel Gas Co.	90,915	5,702

		Market
		Value
	Shares	($000)
MDU Resources
Group Inc.	228,303	5,696
UGI Corp.	136,612	5,598
Questar Corp.	213,655	5,425
Westar Energy Inc.	153,267	5,358
TECO Energy Inc.	261,332	4,999
Atmos Energy Corp.	109,642	4,865
Aqua America Inc.	139,567	4,429
Great Plains Energy Inc.	177,286	4,278
Vectren Corp.	99,570	3,740
Cleco Corp.	74,281	3,678
Hawaiian Electric
Industries Inc.	118,111	3,343
Piedmont Natural Gas
Co. Inc.	91,864	3,163
IDACORP Inc.	60,776	2,991
Portland General Electric Co.	91,420	2,948
WGL Holdings Inc.	62,335	2,881
Southwest Gas Corp.	55,716	2,823
UNS Energy Corp.	50,224	2,559
Black Hills Corp.	53,467	2,507
ALLETE Inc.	47,282	2,428
New Jersey
Resources Corp.	50,414	2,380
South Jersey Industries Inc.	38,056	2,348
PNM Resources Inc.	96,962	2,328
UIL Holdings Corp.	55,251	2,301
Avista Corp.	72,766	2,041
NorthWestern Corp.	45,303	1,949
El Paso Electric Co.	49,019	1,836
MGE Energy Inc.	26,144	1,460
Northwest Natural Gas Co.	32,748	1,456
American States Water Co.	23,425	1,300
Laclede Group Inc.	25,684	1,200
Empire District Electric Co.	51,726	1,193
Otter Tail Corp.	38,017	1,186
CH Energy Group Inc.	17,978	1,168
California Water
Service Group	54,915	1,101
SJW Corp.	16,187	411
		737,850
Total Common Stocks
(Cost $7,115,873)		8,295,851

13

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.142%	31,977,121	31,977

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Fannie Mae Discount
Notes, 0.110%, 8/21/13	500	500
[5,6] Federal Home Loan Bank
Discount Notes,
0.110%, 5/15/13	1,000	1,000
[4,5] Freddie Mac
Discount Notes,
0.130%, 9/16/13	350	350
		1,850
Total Temporary Cash Investments
(Cost $33,827)		33,827
Total Investments (100.0%)
(Cost $7,149,700)		8,329,678
Other Assets and Liabilities (0.0%)
Other Assets		235,525
Liabilities[3]		(238,159)
		(2,634)
Net Assets (100%)		8,327,044

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,159,852
Undistributed Net Investment Income	14,644
Accumulated Net Realized Losses	(28,373)
Unrealized Appreciation (Depreciation)
Investment Securities	1,179,978
Futures Contracts	943
Net Assets	8,327,044

Investor Shares—Net Assets
Applicable to 112,535,837 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,516,646
Net Asset Value Per Share—
Investor Shares	$22.36

ETF Shares—Net Assets
Applicable to 102,911,781 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,810,398
Net Asset Value Per Share—
ETF Shares	$56.46

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,852,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,861,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,850,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

14

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends	110,089
Interest[1]	19
Security Lending	232
Total Income	110,340
Expenses
The Vanguard Group—Note B
Investment Advisory Services	246
Management and Administrative—Investor Shares	1,375
Management and Administrative—ETF Shares	1,467
Marketing and Distribution—Investor Shares	211
Marketing and Distribution—ETF Shares	599
Custodian Fees	163
Shareholders’ Reports—Investor Shares	56
Shareholders’ Reports—ETF Shares	13
Trustees’ Fees and Expenses	4
Total Expenses	4,134
Net Investment Income	106,206
Realized Net Gain (Loss)
Investment Securities Sold	346,736
Futures Contracts	3,065
Realized Net Gain (Loss)	349,801
Change in Unrealized Appreciation (Depreciation)
Investment Securities	509,987
Futures Contracts	1,211
Change in Unrealized Appreciation (Depreciation)	511,198
Net Increase (Decrease) in Net Assets Resulting from Operations	967,205
1 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	106,206	147,153
Realized Net Gain (Loss)	349,801	70,603
Change in Unrealized Appreciation (Depreciation)	511,198	460,924
Net Increase (Decrease) in Net Assets Resulting from Operations	967,205	678,680
Distributions
Net Investment Income
Investor Shares	(29,537)	(36,928)
ETF Shares	(76,742)	(101,515)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(106,279)	(138,443)
Capital Share Transactions
Investor Shares	678,490	684,983
ETF Shares	988,487	1,828,831
Net Increase (Decrease) from Capital Share Transactions	1,666,977	2,513,814
Total Increase (Decrease)	2,527,903	3,054,051
Net Assets
Beginning of Period	5,799,141	2,745,090
End of Period[1]	8,327,044	5,799,141
1 Net Assets—End of Period includes undistributed net investment income of $14,644,000 and $14,708,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.76	$17.30	$15.94	$14.15	$14.20	$21.61
Investment Operations
Net Investment Income	. 319	. 579	. 489	. 415	. 468[1]	.589
Net Realized and Unrealized Gain (Loss)
on Investments	2.612	2.446	1.355	1.792	(. 070)	(7.409)
Total from Investment Operations	2.931	3.025	1.844	2.207	. 398	(6.820)
Distributions
Dividends from Net Investment Income	(. 331)	(. 565)	(. 484)	(. 417)	(. 448)	(. 590)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(. 331)	(. 565)	(. 484)	(. 417)	(. 448)	(. 590)
Net Asset Value, End of Period	$22.36	$19.76	$17.30	$15.94	$14.15	$14.20

Total Return[2]	15.00%	17.69%	11.70%	15.79%	3.27%	-32.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,517	$1,596	$761	$296	$155	$77
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.25%	0.30%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	3.15%	3.22%	3.04%	2.86%	3.63%	3.41%
Portfolio Turnover Rate [3]	26%	11%	16%	34%	20%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$49.89	$43.68	$40.22	$35.70	$35.84	$54.55
Investment Operations
Net Investment Income	. 827	1.506	1.283	1.092	1.235[1]	1.553
Net Realized and Unrealized Gain (Loss)
on Investments	6.596	6.180	3.442	4.527	(.198)	(18.703)
Total from Investment Operations	7.423	7.686	4.725	5.619	1.037	(17.150)
Distributions
Dividends from Net Investment Income	(. 853)	(1.476)	(1.265)	(1.099)	(1.177)	(1.560)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(. 853)	(1.476)	(1.265)	(1.099)	(1.177)	(1.560)
Net Asset Value, End of Period	$56.46	$49.89	$43.68	$40.22	$35.70	$35.84

Total Return	15.04%	17.80%	11.88%	15.93%	3.38%	-32.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,810	$4,203	$1,984	$884	$430	$161
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.13%	0.18%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.24%	3.32%	3.16%	2.98%	3.78%	3.56%
Portfolio Turnover Rate [2]	26%	11%	16%	34%	20%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned

19

High Dividend Yield Index Fund

securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $938,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,295,851	—	—
Temporary Cash Investments	31,977	1,850	—
Futures Contracts—Assets[1]	80	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	8,327,906	1,850	—
1 Represents variation margin on the last day of the reporting period.

20

High Dividend Yield Index Fund

D. At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2013	51	20,301	701
E-mini S&P 500 Index	June 2013	125	9,951	242

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2013, the fund realized $348,549,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $29,869,000 to offset future net capital gains. Of this amount, $24,934,000 is subject to expiration on October 31, 2018. Capital losses of $4,935,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2013, the cost of investment securities for tax purposes was $7,149,914,000. Net unrealized appreciation of investment securities for tax purposes was $1,179,764,000, consisting of unrealized gains of $1,214,070,000 on securities that had risen in value since their purchase and $34,306,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2013, the fund purchased $3,740,808,000 of investment securities and sold $2,092,180,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,238,581,000 and $1,239,808,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

High Dividend Yield Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2013	October 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	882,277	41,726	967,267	51,782
Issued in Lieu of Cash Distributions	23,926	1,170	30,809	1,628
Redeemed	(227,713)	(11,100)	(313,093)	(16,633)
Net Increase (Decrease) —Investor Shares	678,490	31,796	684,983	36,777
ETF Shares
Issued	2,242,543	41,955	2,101,824	44,828
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,254,056)	(23,300)	(272,993)	(6,000)
Net Increase (Decrease)—ETF Shares	988,487	18,655	1,828,831	38,828

H. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,150.01	$1.01
ETF Shares	1,000.00	1,150.39	0.53
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.85	$0.95
ETF Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction	advise, recommend, endorse or promote the Product
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All comparative mutual fund data are from Lipper Inc. or	or representation either as to the results to be obtained
Morningstar, Inc., unless otherwise noted.	from the Product or the suitability of the Index for the
purpose to which it is being put by Vanguard.
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2013

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.